Listing Report:Supplement No. 52 dated Sep 14, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 329716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 12.50%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1982	Debt/Income ratio:	22%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,149	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mouka57	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trustworthy Couple Seeks Loan
Purpose of loan:
This loan will be used to pay off our Sears credit card..? The interest is very high and we would like to get a lower rate and pay it off sooner. Paying the minimum amount with the existing interest rate will take years. The interest rate has soared since the new credit card laws have gone into effect..

My financial situation:
I am a good candidate for this loan because we have a good handle on our finances and pay our bills on time.
We both have long term employment and our sons are both self sufficient.? We are not frivilous with our money and stay home most of the time.? We cook? our own meals and visit friends for vacation once a year.? My husband has a band and plays gigs to make extra money. We have had some financial problems in the past but we are on track and want to be debt free.? We have refinanced our home to a fixed rate 30 yr mortgage.? Our main priority is family.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $160.00
??Car expenses: $ 150.00
??Utilities: $280.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 343234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2002	Debt/Income ratio:	20%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$78	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jinksys	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-640 (Nov-2006) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Graduate Studies
Prospective Bidders,

I am back for a third time to hopefully eliminate my student loans.? My first prosper loan was a godsend and I want to thank everyone who made it happen. My second proper loan was also a much needed helping hand.? Now I am enrolled in graduate studies and need help closing the gaps.

I am asking for $10000, which will help my situation greatly.? I am trustworthy, ( having paid off my first and second? prosper loans in full with no late or missed payments), and am hardworking with a full-time career, ( no crashing on mom's couch for me).

thank you,

Stephen .

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 371410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1984	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	29	Length of status:	29y 0m
Amount delinquent:	$8,275	Revolving credit balance:	$4,018	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	111%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tbrow450	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008) 680-700 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
30 Day Loan
Purpose of loan: Short term loan to cover cash shortage.

My financial situation:
I have been emplyed for over 29 years with the Federal Government, I am a GS-15 (top pay grade), have owned my home for over 20 years,? I own five vehicles outright, including a 2005 Ford Focus, 2001 Ford F150 and 2001 Dodge Caravan.? I also am a part-owner (50%) of a Bethany beach condo valued at $400,000 (we owe $125,000).? I just want a simple loan process without all the hassles, and at a signature rate.

Monthly net income: $13,000

Monthly expenses: $2,281
??Housing: $3200.
??Insurance: $467
??Car expenses: $345
??Utilities: $100
??Phone, cable, internet: $200
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $ 300
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 406986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 12.74%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,414	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PocoDiablo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to purchase a replacement vehicle for my other car which is leased and coming to an end.

My financial situation:
I am a good candidate for this loan because I always make all of my payments on time and am very careful with my finances.? However, my bankruptcy from 6 years ago makes it difficult to get a used car loan, as well as the fact that the vehicle which I am looking at is very inexpensive and most banks won't loan this little money! ????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.90%	Starting borrower rate/APR:	21.90% / 24.16%	Starting monthly payment:	$286.04

Auction yield range:	17.18% - 20.90%	Estimated loss impact:	26.18%
Lender servicing fee:	1.00%	Estimated return:	-5.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1985	Debt/Income ratio:	58%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	23y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,665	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	lulapalooza	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2009) 600-620 (Apr-2008)
Principal balance:	$3,090.11	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
We want to get out of debt!
Purpose of loan:
This loan will be used to??consolidate our debt.??We really want?to get out of?the credit card trap and get out of debt.? We are paying way to much interest?and can't stand throwing our hard earned money away!??After seeing the results of how Prosper worked for us with our?new roof last year, ?this is definately the best way to accomplish our goals.?It just makes so much more sense to consolidate our other bills and get rid of them forever!?? Thanks so much!?

My financial situation:
We are a?good candidate for this loan because?we are 2 of the most dependable, stable, responsible,?hard working people anyone has known.? We work constantly to provide for our family.?

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1450.00
??Insurance: $ 150.00
??Car expenses: $ 550.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 25.84%	Starting monthly payment:	$38.20

Auction yield range:	8.18% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,117	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	triceice	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 540-560 (Aug-2007)
Principal balance:	$1,294.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Baby on the way, Consolidating Debt
Purpose of loan:
This loan will be used to close out three credit cards and to pay off a personal loan.

My financial situation:
I am a good candidate for this loan because I work in IT and have zero worry about my job, and my wife is a school teacher of 4 years. I have a high debt to income rating because most of our debt is in my name as she just graduated 4 years ago and I have the house loan and cars in my name. We have never been 30 days late on anything ever. We always pay on time. We have a baby on the way and my two small cards have had the interest rate jump by more than 8% points so I would like to get rid of that debt to get a lower monthly payment via an installment loan instead of revolving debt. We will also use some of it to buy some of the stuff we need for the baby instead of using credit cards.

Monthly net income: $ 6576.00 Combined income of my wife and mine.

Monthly expenses: $
??Housing: $ 1135.00
??Insurance: $ 54.00
??Car expenses: $ Two cars - Total = 835.00
??Utilities: $ 325.00
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 390.00
??Other expenses: $ Student loans $223.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	65%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Bullman31	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008) 700-720 (Nov-2007) 720-740 (Sep-2007) 620-640 (Aug-2007)
Principal balance:	$5,762.14	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Getting control of Debt
Purpose of loan:
This loan will be used to? consolidate debt that was acquired during the remodeling of our house.

My financial situation:
I am a good candidate for this loan because?this will be my second loan with propser. I have always paid my first prosper loan on time. Plus, I have raised my credit score and paid off three credit cards since my first loan. I am on the right track at rebuilding my credit score. However, in the mean time of getting control of my debts my son got a power wheel chair that has caused the need to have some major remodeling in my house. I have reworked my budget and with this new loan I will pay off my first loan with prosper, pay off my last credit card, pay off an american general loan which was used to remodel my house, and pay off my truck. This will consolidate 4 loans into one,plus give me the additional funding to purchase a van with a wheelchair lift. This will allow me to pay this prosper loan off early. Also I have recieved a raise at the begining of 2009 and I will receive another raise at the first part of 2010. My experience in the banking world really has paid off and I fully understand how to handle my budget and deal with the reality that comes with having a disabled child.

Monthly net income: $2000.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $
??Car expenses: $ 390.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 631.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	29%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$109,998	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rewardologist	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Never late with payments.? I plan to consolidate credit cards.? I earn a solid income, receive an annual bonus equal to 80% or more of my base pay and fortunately work for a company that has come through the financial crisis in great shape.? So, I could repay this loan before the final maturity date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$108.73

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1997	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	5y 8m
Amount delinquent:	$2,446	Revolving credit balance:	$591	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Ritchie	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expanding
Purpose of loan:
For Business Growth of current company?

My financial situation:
I am a good candidate for this loan because I pay all my loans on time or pay them off before the duration of the loan, always. My background reflexes this behavior.

Monthly net income: $ 1,500 to 3,000

Monthly expenses: $
??Housing: $ paid for
??Insurance: $ 50
??Car expenses: $ car is paid for, other then travel and maintenance expenses
??Utilities: $ 50
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ advertising monthly 100
AS an FYI - my credit rating has gone up to 620 now by TransUnion. My credit report reflex 1,4000 dollars deliquient, I don't know what this is?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	29y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,547	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	respectful-income	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate and business loan
I will use the loan to pay down debt and help cash flow for business. I have a flooring business and have been in business for over 30 years. Business is getting better, but the good news is I will be getting some government contracts in a couple of months, so business will be very good. I will be on the GSA Schedule, so this means all government agencies can buy from me. This has taken many years to get to this point and it is a big deal to be able to do this. I just need some help in between, since the banks are not lending. Thanks for your Help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	9%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,741	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dangrig	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 72% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	9 ( 25% )	660-680 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paying off startup debt + tech dev
I am a VERY conscientious borrower (I had a prior Prosper loan that I used to pay some of my credit card debt and have used for down payment on my first home). Since then, I have been working on a consumer Internet startup technology and have incurred personal debt as I invested almost all my personal expenses (along with my partner) into it. I have a great executive job in a major technology company, I love my family and career. I would like to pay my high interest credit card debt. I have graduated with a Ph.D. less than five years ago, and the current debt has been incurred mostly by professional travel and startup-related expenses that haven't been fully refunded. All towards the development of my career. As a result, I am proud to say I am an authority in internet marketing and advertising, but would like to sleep better at night and provide a stress free environment for my daughter, if I could quickly pay my debt. For more information to attest my good intentions, feel free to contact me.

For due diligence, you can search my name, or check LinkedIn.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	23y 8m
Amount delinquent:	$0	Revolving credit balance:	$245,334	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hfpinc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (May-2008)
Principal balance:	$4,612.48	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
business expense
Purpose of loan:
This loan will be used to? Make a business insurance payment. Would make my insurance payment and give prosper?members a good rate of return???????????????????????My financial situation:
I am a good candidate for this loan because?? I have a current loan with prosper in good standing and I also loan.

Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 4500
??Insurance: $?200
??Car expenses: $338
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$262.37

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,499	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bigjoe50	Borrower's state:	Georgia	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	560-580 (Feb-2007)
Principal balance:	$980.87	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
debt consolidation & home repairs
Purpose of loan:This loan will be used to make debt consolidation and some mobile home repairs.
My financial situation:
I am a good candidate for this loan because? i work for usps and payment is withdrawn from my bank account monthly which is backed up $900 funds if it shows zero balance at time of payment withdrawal

Monthly net income: $ 2021

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 40
??Car expenses:30??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other? $ 460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$961.63

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	16 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	20y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,509	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joyful-durability	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Craft City-The Next Big Thing
Hello. I am starting up a ground breaking new business in the state of Washington called Craft City. It is an edgy new craft store concept and public support is overwhelmingly positive! Conventional banks are NOT interested in loaning money even to people like me with perfect credit.

I am a good candidate for this loan because I have excellent credit and this business, once the doors open, is going to take off. It will soon be nationwide, I am sure of it. Thank you for time and consideration.

I already own a highly successful business in the beauty industry and have been at the same job for 26 years. I own a home, 3 cars and 6 cats. I am a Mom and a wife. I need start up cash for this new business so I can pay for the help (employees)?needed in the beginning. I know there is someone out there for me who can instinctively feel my vision. Contact me with ANY questions.

Warmest regards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$114.59

Auction yield range:	3.18% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1992	Debt/Income ratio:	5%
Credit score:	860-880 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,269	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FutureCFP	Borrower's state:	Illinois	Borrower's group:	Green Scene
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing Credit Card Interest Rate
Purpose of loan:
This loan will be used to reduce the interest rate on one of our credit cards (currently 17.9%).

My financial situation:
We am a good candidate for this loan because in addition to using Prosper in the past as a lender, we are in a solid financial position to make payments on this loan. We have always made payments on time and usually pay off our loans early. And as a teacher with tenure, the prospect of losing my job in this economy isn't a factor you will have to worry about.

Monthly Financial Breakdown
Income: $8,000
Tithe: $1,200
Federal/State Taxes: $275
Mortgage/Property Taxes: $2,400
Utilities: $400

Our only outstanding loans/credit lines are three credit cards (the one above and two that we pay off every month), two store credit cards used seasonally with no current balances, and our mortgage. We paid cash for our last car. This loan will save us money and give you the interest instead of the bank!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$68.35

Auction yield range:	3.18% - 12.99%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	12.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	37%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$59,944	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dfaulkner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	760-780 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	2 ( 8% )	780-800 (Oct-2008) 760-780 (Sep-2008) 680-700 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Wildcats General Operations
This loan request is described below. The organization is a Semi-Pro Football team based out of the Worcester, MA Area. We have been fortunate that in our?6th year we have seen great success and notariaty throughout the Worcester County Area.

We are looking to help in providing this opportunity for young men to continue to work on developing their skills in the hopes of advancing to a higher level in sports. Additional resources are needed such as updated?equipment and other small items in order to help get back on track.

Your support would be greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$161.19

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1998	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,342	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	precious-camaraderi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Website for Sign Language Videos
Purpose of loan:
This loan will be used to? create a social collaboration site base around sign language.? I originally had a website www.signlanguagetube.com but I have taken it down because it was too basic and needed a complete overhaul.? I want to draw in more users and I need it to have safety features so that teachers and students can access the site in schools.? The ultimate goal will be to offer courses for homeschool and private school students needing a foreign language.? The money will be used to buy proper video and computer equipment along with hiring a designer to create the site.

My financial situation:
I am a good candidate for this loan because?I am responsible, have a good credit history and despite the large amounts of students loans, I don't have a lot of personal credit to repay and that which I do I have made steady payments on.? I have been paying almost $200 a month to host my site and now have other options for hosting so that money will also be available now to help repay back this loan.? I will be offering teaching DVDs, workshops, books and using Google Ads to help supplement my personal income also.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$477.38

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1982	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,487	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	foldgerscoffee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 79% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	7 ( 21% )	640-660 (Jul-2009) 640-660 (Oct-2006)
Principal balance:	$509.88	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Wedding and pay off credit cards
Purpose of loan:
This loan will be used to? Just found out my Daughters getting married (June 2010) and to pay off some credit card debt.

My financial situation:
I am a good candidate for this loan because? We have just one more payment to make on our current Prosper loan. We will have NO problem making the payments. Thank you!

Monthly net income: $
5800
Monthly expenses: $
??Housing: $ 850
??Insurance: $ 150
??Car expenses: $ 405
??Utilities: $ 40
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$347.81

Auction yield range:	14.18% - 35.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	8%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	18	Length of status:	11y 3m
Amount delinquent:	$3,221	Revolving credit balance:	$1,587	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fabulous-trade	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completing Basement
Purpose of loan:
This loan will be used to?
Complete my unfinished basement my basement has been started?(framework has been and plumbing).?
financial situation:
I am a good candidate for this loan because?
I can pay back the loan plus any intrest, I am full time employee and have been with my job for more than?10yrs. The?resale value of my home will increase once the basement is finished.
Monthly net income: $
4800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,202	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (Apr-2008)
Principal balance:	$3,185.56	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
NOT HR - 740 SCORE, NO DQ'S!
Purpose of loan:

To pay off the SOB's at Chase who funded my dental work. My insurance has a $1000/max per year. Chase raised their interest rate to 29.99. I refuse to continue paying that kind of money to Chase. With the remainder, I will pay down my first Prosper loan. I have money invested but don't particularly want to draw a loan from my 401K to pay off Chase.

MY CURRENT PROSPER LOAN IS PAID AHEAD AND HAS NEVER BEEN LATE.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit and my wife and I have worked hard to maintain this. My wife and I are government employees - she with the state, me with the military, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to get rid of Chase.

***NOTE*** My high inquiry rate is because my wife and I left Chase Bank in August to establish accounts in our credit union. (We were former Washington Mutual customers who had no problems until the Chase crooks took over.) I imagine that in a few months those inquiries will drop off. Until then, Prosper will ding us with an HR, not due to our credit or payment history, but because we chose to leave one bank and open accounts in a new one. (Thanks for the "assist", Prosper. Nice to know you treat your good customers this way.) ******

Monthly net income: $ 4600

Housing: $ 1000
Insurance: $ 205
Car expenses: $500
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $ 600
Clothing, household expenses $500
Credit cards and other loans: $800
Daycare $400/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1971	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,514	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sunny-duty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Practice
Purpose of loan:
So my husband and I can start our own dental practice; he is a dentist as well

My financial situation: My husband and I have a high monthly income, but are just starting out and need a little extra working capital

Monthly net income: $ Mine is about 10,000/month and my husband's is about 16,000

Monthly expenses: $
??Housing: $ 3,600
??Insurance: $?400
??Car expenses: $650
??Utilities: $ 500
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800 (we have 3 children)
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2800 (we have a small business loan which we bought our eqipment with - dental chairs,?xray machines etc)
??Other expenses: $ 875 Student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.35%	Starting monthly payment:	$48.40

Auction yield range:	3.18% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,223	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dcm6276	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender of 52 Loans to Reinvest
Purpose of loan:
This loan will be used to re-invest in Prosper.? I have been a Prosper lender for nearly 3 years, with 52 loans thus far.

My financial situation:
I am a good candidate for this loan because I have been a member since?November?10th, 2006, and I have provided the Prosper community with 52 loans?to-date.?I am a?person of high?integrity, and I ALWAYS repay my debts.

I have a Bachelors of Science in both Finance and Real Estate from Florida State University.? I buy and sell residential real estate in Atlanta, Georgia, and I also spend quite a bit of time investing in the stock market. I make $50,000-$60,000 annually, not including a steady stream of stock dividends which I reinvest in the stock market.I have gained a keen understanding?of what to look for in potential borrowers, and will reinvest this loan wisely.? Feel 100% confident in bidding on this loan as I will NOT tarnish my status as a lender?on Prosper, and regardless of how I do reinvesting, I have plenty of savings and can easily repay this debt on a moment?s notice.?

(I am certain that someone will ask "why not use your savings to reinvest instead of borrowing money from Prosper", so I will go ahead and answer that:? as you may or may not know, leveraging?money provides the investor with a much higher rate of return, essentially infinite, as the investor is not using any of his/her own money.)

Please bid with confidence, as this is as "sure" as a loan you can make.? Feel free to ask any questions.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$811.79

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1983	Debt/Income ratio:	14%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	24y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,734	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	elegant-openness	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off childsupport
Purpose of loan:
This loan will be used to?to pay off childsupport 23 months of $1,400.?

My financial situation:
I am a good candidate for this loan because?I now pay $1,400 dollars a month that will end in 23 months when my son becomes 21 years of age.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	72	Length of status:	26y 8m
Amount delinquent:	$0	Revolving credit balance:	$110,094	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	bold-nickel-scrutinzer	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory - Proven ROI
Purpose of loan:
I am looking to get established with prosper and show that I am a good borrower so that I will be able to stop relying on banks when I need them.?

My financial situation:
I have been in business since 1983 and generally?purchase new inventory at the end of every year as that is when manufacturers typically have their best deals for what we buy.? Last year I had to make a good size purchase, as I had skipped the year before, to stay competitive in my market. ?The banks simply would not lend the money which is why I have the high credit card debt. It is not a problem paying it back?it was just the route I had to take when the banks weren't willing to work with me.? Please note my?zero late and delinquent payments. I never miss a payment.?Period.??I have and will always pay every dollar that I ever borrow, otherwise I wouldn't have been in business this long.? I know that Propser has rated me as HR but that is simply for the amount of outstanding debt I have.?

Company Revenue 2008: $1,300,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$476	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Humbly-requesting	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sale Inventory
Purpose of loan:
This loan will be used to?
Buy inventory for resale.? We are having a?product made at a cost of about $2.00 each, the product sells for $8.00.? This is a $6.00 profit per sale.? The money will be used to buy 10000.? I have already placed the order and paid a deposit.
My financial situation:
I am a good candidate for this loan because??
I ?pay all bills on time and work very hard.? The only reason I need this loan is because I have been working very hard and spending saving to build my new business.?
Monthly net income: $
2500.00 before I start to sell my product.
Monthly expenses: $
??Housing: $ 3000.00????
??Insurance: $ 155.00
??Car expenses: $ 625.
??Utilities: $ 425.
??Phone, cable, internet: $ 90.
??Food, entertainment: $ 350.
??Clothing, household expenses $ 250.
??Credit cards and other loans: $?0.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 32.21%	Starting monthly payment:	$41.49

Auction yield range:	14.18% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	29	Length of status:	9y 0m
Amount delinquent:	$1,980	Revolving credit balance:	$3,783	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	social-meridian	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card balances. I intend to repay within 15 days of the loan.

My financial situation:
I am a good candidate for this loan because I work for a bankruptcy attorney and work is picking up.

Monthly net income: $5000

Monthly expenses: $ <4500
??Housing: $2297
??Insurance: $1505
??Car expenses: $50
??Utilities: $150
??Phone, cable, internet: $69.99
??Food, entertainment: $350
??Clothing, household expenses $0
??Credit cards and other loans: $500
??Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1995	Debt/Income ratio:	40%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,598	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	generosity-bandit	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$3,607.12	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high inteterst credit cards.

My financial situation:
I am a good candidate for this loan because I work hard to take care of my family.? My husband and I are both full time employees and full time students.? We will both graduate with a dual Bachelor's in Management and Business Administration at the end of this year.? Due the to cost of school we have some high interest credit cards that we would like to pay off.?
Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 882
??Insurance: $ 114
??Car expenses: $ 550
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	50%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,229	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leftyqueen	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$2,156.62	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off credit cards
A little bit?about myself.....I've been in the business field for over 20 years and I currently hold a management position at a very stable organization. I am a responsible, honest and trustworthy individual.
I received a loan from Prosper in April/May of 2008 and since then I've had an increase in my monthly income.? I receive yearly bonuses and raises and I'm never late on any payments.
The funds will be used to pay off credit cards and lines of credit that currently have interest rates higher than 19%.? Once these are paid off, I would like to save the money that used to go for the monthly payments, for a down payment on a new home.Thank you for your consideration.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 80
??Car expenses: $ 500
??Utilities: $?90
??Phone, cable, internet: $ 50
??Food, entertainment: $?120
??Clothing, household expenses $
??Credit cards and other loans: $ 275 (These will be eliminated with another Prosper loan)
??Other expenses: $ 110-125 (prosper loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1996	Debt/Income ratio:	42%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,860	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	6
Screen name:	maureen555	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Oct-2008) 600-620 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
GOT LUNCH? Organic Plate Lunches
HI AND ALOHA...

The purpose of this loan is to purchase a van for business use.? This van is a perfect vehicle for my new catering business I started about 6 months ago.? The success of this business has already got me expanding and need a much bigger vehicle for the deliveries than my personal little Honda that has served me so far. I need to purchase a van.? I recently found one that has super low miles on it 51,000 and is a 2001.? It is in great condition and will serve me well.

I have been a massage therapist for 20 years, working on the North Shore of Oahu for 6 years now at a small resort, tucked away in the country.? I work on people from all over the world.? I own my own little set up at this resort and have great success with what I do.

I recently started cooking raw and organic to help my health out and others wanted me to cook for them so i started a small lunch catering business and cater to companies who feed their employees everyday.? I am grateful for my talents as they have served me and others well.

My financial situation is good, I pay all my bills on time and pride myself in keeping a good credit history.? My new business has really taken off tremendously.? I have increased my cash income to about 1500 - 2000. a month.?

Thank? you peers for helping me again.

Monthly net income: $ 3500.

Monthly expenses: $
??Housing: $ 400.
??Insurance: $ 160.
??Car expenses: $ 395.
??Utilities: $ 0
??Phone, cable, internet: $ 75.
??Food, entertainment: $ 50.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 150.
??Other expenses: $ 75.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$949.96

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	10y 1m
Amount delinquent:	$11,381	Revolving credit balance:	$65,061	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	347feathers	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Taxidermy Business
Purpose of loan:
This loan will be used to?expand my?taxidermy business, I have spent?2 years working out of my garage and my work load is calling for a bigger space. I have been working on my building for almost a year and my business just keeps going. Plus, hunting season starts at the end of September and with the phone calls I am receiving I do not have enough room. I am needing this loan to finish my building.....I need a walk-in freezer, 2 more fridges, a/c and heater unit, and the finishing touches to the inside of my building.

My financial situation:
I am a good candidate for this loan because?I have been working on my business plan for a year and this loan is estimated paying off 1 year early or sooner. My estimated income for the winter from taxidermy is $15,000, $9000 of that income I already have in 2 chest freezers (25 projects) - each project is estimated between $350 - $1000.00, just depends what type of animal it is. I also have another business that generates $75000.00 per year and is still growing. My credit has been damaged from medical bills and identity theft. My taxidermy business and my other business generates enough money to pay?my household?bills and this loan.

Monthly net income: $ 6200

Monthly expenses: $??
??Housing: $ 2800
??Insurance: $ 50
??Car expenses: $ 390
??Utilities: $ 200
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $200
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.30%	Starting monthly payment:	$39.47

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1986	Debt/Income ratio:	15%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,355	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	delicious-payment6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills Bleeds Me Dry
Purpose of loan:
This loan has 2 purposes; the first, to make final payments on 4 medical bills ($800) that rushed me last spring when the doctors thought I had multiple myeloma.?It turns out, thankfully, that I did not, but it took about $50,000 worth of tests to find out!? After insurance payments, I was left with $4600 in decuctibles and copays.The second purpose is to stain and put a sealer on the deck on my house ($400). The deck is overdue by a year and can be accomplished while I'm on vacation--my first in 2 years.

My financial situation:
As a department director for a county mental health department, my salary is substantial and my job is secure. I'm also retired from the Federal?government and receive a retirement?income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,360	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Redboneamber	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,600.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 560-580 (May-2007)
Principal balance:	$1,473.50	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Dental Bill and combine 2 debts
Purpose of loan:
Mainly want to get rid of an unexpected?dental bill and combine two other loans.??

My financial situation:
I respect the value of credit.??In the past my decisions were not very wise.? I came out of a bad marriage and that's why I had some negative reporting on my Credit bureau in 2002, which resulted in a?Bankruptcy.? Since that time, my credit has been perfect.

Monthly net income: $2399.93?+ 500 in child support Avg

Monthly expenses: $?1731
??Housing: $ 795.00
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 135
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?250
??Other expenses: $118 (Prosper loan #2)?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 9m
Amount delinquent:	$6,841	Revolving credit balance:	$21,064	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	660-680 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Jul-2009) 640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
3rd Loan-Paid Back 30k-Need 7k More
Purpose of loan:
I am also a lender on Prosper and have had 5 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 4001 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.? I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any doubts about paying back this loan.

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $1000 a month.?

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 357.00

? TOTAL: $ 5172.00

? Monthly Left Over: $ 1828.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1987	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$44,258	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fascinating-treasure	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consoildate credit card debt

My financial situation:
I am a good candidate for this loan because? I have good job security and am current in all my accounts for several years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2004	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of High Interest!
Purpose of loan:
This loan will be used to pay of my high interest accounts. I would like to be able to pay one low interest rate account and see progress.

My financial situation:
I am a good candidate for this loan because I already pay $212.96/month on minimum payments to my current loans. I have a strong desire and ability to improve my credit score.

Monthly net income: $ 1400
Monthly expenses: $
??Housing: $ 576
??Insurance: $ 89
??Car expenses: $?25
??Utilities: $ 225
??Phone, cable, internet: $ free/i work for a cable tv,internet,phone company
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 212.96
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	34%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,920	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fort808	Borrower's state:	California	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 82% )	600-620 (Latest)
Principal borrowed:	$2,580.00	< mo. late:	3 ( 18% )	580-600 (Mar-2008) 600-620 (Nov-2007) 580-600 (Sep-2007)
Principal balance:	$1,689.56	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help me help myself
Purpose of loan:?? I currently have an active loan with Prosper that I have been paying on time since March 2008. I was hoping to pay off further high interest credit cards because the first loan was so successful, and provide some relief because I am currently making high monthly payments.

My financial situation:? I am two months away from paying off a credit card in full that once had a 16000 balance. Yes! I am currently employed as a pizza delivery driver and I work 40+ hours a week, getting hourly wage plus tips. Also, I do freelance videography work which provides additional income.

Monthly net income: $ 3400

Monthly expenses: $?2340
??Housing: $ 600
??Insurance: $ 60
??Car expenses: $?400
??Phone, cable, internet: $?130
??Food, entertainment: $?300
??Credit cards and other loans: $ 950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	39	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,640	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	scarbor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008)
Principal balance:	$5,528.50	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidate Credit Cards
Purpose of loan:
This loan will be used to? To absolutely payoff all my credit cards which balances will go down much faster with Prosper loans.

My financial situation:
I am a good candidate for this loan because? I have been helping our business out but have gotten out of control because of bad cashflow but I will continue to keep my good credit standing even if I have to get more employment that my husband frowns on.

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 292.16
??Utilities: $
??Phone, cable, internet: $ 59.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?300.00
??Other expenses: $ 149.09
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$470.94

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	56%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,976	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	8
Screen name:	Prospect0579	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 95% )	600-620 (Latest)
Principal borrowed:	$10,450.00	< mo. late:	2 ( 5% )	640-660 (Mar-2008) 660-680 (Aug-2007) 540-560 (Jun-2007) 540-560 (Jun-2007)
Principal balance:	$4,683.12	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
BUSINESS SEED CAPITAL
Purpose of loan:
This loan will be used for establishing a trade reference with my bank. I?will use this money by just puuting it into my business account so I can maintain an average collected balance. This will?help me get the LOC I am seeking through the bank. So if you could, please help me out with a 3-6 month loan.??

My financial situation:
I am a good candidate for this loan because I have paid my bills on time and the only negativity from my report was because of joint accounts with my ex-girlfriend. I consider myself very responsible and self sufficient so that being said I am very dependable on paying this back.

Monthly net income: $
$2,616
Monthly expenses: $
??Housing: $200
??Insurance: $78?
??Car expenses: $248
??Phone, cable, internet: $ 82
??Food, entertainment: $260
??Clothing, household expenses $80?
??Credit cards and other loans: $147
??Other expenses: $314
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1994	Debt/Income ratio:	18%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,269	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	moola-commando	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TGIFridays
Purpose of loan:
This loan will be used to?
Afford me the opportunity to continue building my TGIFriday's restaurant. I am an electrical contractor?under contract and have one month left to the completion date. The billing cycle to my general contractor is a net 30 however this months requisition will not be cleared to me until approximately October 25th. By this date I will have already completed the job. I need to front the payroll for this coming month without my requisition money from my contractor.

My financial situation:
I am a good candidate for this loan because?
I?plan to repay?the total amount loaned to me by November 1st. I have a good personal credit rating which means everything to a business owner. I?must meet all of my financial obligations as a great credit score is necessary for my business future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	13%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 4m
Amount delinquent:	$49	Revolving credit balance:	$2,607	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dmc18	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 8% )	560-580 (Aug-2008)
Principal balance:	$1,141.77	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Single Mom Needs Help
Purpose of loan:
This loan will be used to? Pay off some outstanding medical bills from surgery a year ago and also to get caught up on everything so i can stay current and on track of all my bills.

My financial situation:
I am a good candidate for this loan because? I have a great job now that I plan on staying at.? I will pay the money back and will have no problems doing that.?

Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $ 625.00
??Insurance: $ 140.00
??Car expenses: $?260.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?600.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1987	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,078	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aviator77	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 620-640 (Jan-2008) 620-640 (Dec-2007) 600-620 (Dec-2006)
Principal balance:	$2,949.92	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Add on Sport Pilot Inst. Rating
Purpose of loan:
This loan will be used to finish up flight instructor certification which will allow me to earn another income as a part time independent flight instructor.

My financial situation:
I am a good candidate for this loan because I have already established a perfect repayment record Prosper?that enabled me to finish?flight training and continue to add on advanced ratings. My credit score has steadily increased due in large part to my repayment history with Prosper. Monthly net income: $ 4,900

Monthly expenses:?
??Housing: $?1491
??Insurance: $ 70
??Car expenses: $ 680
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 630
??Other expenses: $ 50
?????????????????????????????????? Total: $ 2650
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	>1000%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,707	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-tiramisu	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business expansion
Purpose of loan:
This loan will be used to? to expand current vending business

My financial situation:
I am a good candidate for this loan because?
i have a steady jod.i've been there for over 7 years
Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 295
??Insurance: $
??Car expenses: $
??Utilities: $ 80
??Phone, cable, internet: $?106
??Food, entertainment: $ 230
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$806	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	JB47	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish a Bedroom
Purpose of loan:
This loan will be used to finish a bedroom for my oldest daughter.? She has shared a room with her sister from day one now she is so excited to be able to have her own room to decorate as she wants and have some privacy.

My financial situation:
I am a good candidate for this loan because because I have a good stable job making good money.? I pay my bills and I have no late payments at this time.? I have had late payments in the pass but that was due to my wife?going to college and me trying to work two full time jobs to keep everything going till she finished school.?I have the ability to pay back this loan because?I have paid off some of the debt showing on my credit report.? I have paid off a car loan and also a revolving credit card.

Monthly net income: $ 5,500.00

Monthly expenses: $ 3,000.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1978	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,201	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sophisticated-gain	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
renovation of bathroom
Purpose of loan:
This loan will be used to renovate windows in house.

My financial situation:
I am a good candidate for this loan because I have a good credit rating and pay on time.????????

Monthly net income: $ 4,800????

Monthly expenses: $
??Housing: $ 1500????
??Insurance: $?700
??Car expenses:?
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	51%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	1y 1m
Amount delinquent:	$2,201	Revolving credit balance:	$2,505	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	victory0906	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to may off all my credit cards.

My financial situation:
I am a good candidate for this loan because I am making the right choices to get my financial state back in order. I will be moving in with family to do as much as I can to pay this off asap.

Monthly net income: $ 3650?????

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100.00
??Car expenses: $ 425.00
??Utilities: $ 0
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 275.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?1000.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	21%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,639	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-class-point	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Vending Locations
Purpose of loan:
This loan will be used to Purchase and install New State of the Art Vending Machines.? These are Multi Tiered and will contain Canned and Bottled Drinks, Snacks, and All Purpose foods.? This first offering is for Two Machines with future expansion planned.? We have?already Secured Two locations with a National locator (They have at this time 6 locations available within our local area)? We tentatively have?plans to purchase a third machine with our own funds.

My financial situation:
I am a good candidate for this loan because, on my own, I am?gainfully employed with a good credit history.? The loan proceeds will be used exclusively for the new business startup.? Historically the vending industry is capable of limitless potential.? According to "Vending Times Magazine-2002" individual machines with Canned Drinks average $7,000, Snack/Confections Average 6,000 and Allpurpose Foods (Microwavable Meals) average 17,000. ?($30,000 Projected total Gross per machine per year).? Our Machines are All Inclusive Like 4 Machines in One. ?Summary of these results are available and, though nothing is certain, the?possibilities are impressive.? As stated before We have already locations for?two or three machines with more available if the circumstances are favorable.??
Thank you for your interest and consideration,? We look forward to doing business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	85%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,988	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	equitable-market	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of plastic!
Purpose of loan:
This loan will be used to get rid of the plastic leash!? I (we) desire to pay off all of our debt and keep the money we pay in interest for ourselves!? We are tired of paying the big guy!

My financial situation:
I am a good candidate for this loan because we are good people.? "Bad things happen to good people"!? I am in the US Army and recently passed 18 years of service.? We returned from Germany in July 2008 and purchased our first home.? We are current on all of our bills and are never late. We do not have enough equity in our home at the present time to get a home equity loan.? This will be our last assignment before I am eligible for retirement. I desire to start a civilian career in law enforcement after my retirement.? I can and will repay this loan.

Monthly net income: $ 3900.00????

Monthly expenses: $
??Housing: $ 1450.00 (incl escrow)
??Insurance: $ 120
??Car expenses: $ 1150
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$271.48

Auction yield range:	4.18% - 12.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$79,432	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	USCMBA010	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 700-720 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Help me pay off my credit card debt

Purpose of loan: This loan will be used to payoff my Bank of America card. I have been a client of Bank of America for more than 15 years and never had a late payment, but recently received a letter increasing my credit card rate to 25%. I would like to pay off that debt in full and to lower my interest rate to a reasonable level.
My financial situation: I am a good candidate for this loan. No history of late payments and I paid in full my previous $10,000 Prosper loan. We have been home owners for the past 8 years and our current home loan is fixed at 5 1/2% for the remaining of the loan. I hold a Masters from USC and have a stable full time job. In addition, I have been working as an external consultant for the past couple of years and have a portfolio of recurring clients. My debt to income ratio will not change, since I will be using my loan to consolidate my credit card debt, and my current cash flow will continue to be the same. I have also taken cost cutting measures at home and we are practicing frugality in all our personal expenses. As a side note, both my wife and I are involved in community activities and are active members of the Big Brothers / Big Sisters program for the past 6 years. Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.72%	Starting borrower rate/APR:	29.72% / 32.09%	Starting monthly payment:	$126.90

Auction yield range:	11.18% - 28.72%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	18.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$1,290	Revolving credit balance:	$33,306	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to? PAY OFF CREDIT CARDS

My financial situation: I am a good candidate for this loan because? I need to consolidate my credit cards to have a lower payment per month. The rates on the credit cards recently went sky high. I kept the payments up on the cards, so with this consolidation Know I can make a lump sum payment. thank you.Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100.
??Food, entertainment: $?100??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.80%	Starting borrower rate/APR:	18.80% / 21.02%	Starting monthly payment:	$548.32

Auction yield range:	17.18% - 17.80%	Estimated loss impact:	35.49%
Lender servicing fee:	1.00%	Estimated return:	-17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	20%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$111	Revolving credit balance:	$9,422	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adorable-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Exec Asst paying off debt
Purpose of loan:? I would like this loan to consolidate debt?and pay it off within 3 years so I can further pursue a career in the fashion industry. (I was accepted into the Fashion Institute of Design & Merchandising in Los Angeles)

My financial situation: I am a good candidate for this loan because I have multiple credit cards, rent (9 years renting and never a later payment) and a mortgage and I always pay on time. There is one current?deliquency showing on?a credit card which is?why this site gave me a lower rating. This is not delinquent and I can give you proof that it is current. Because it is a late showing on my credit, I am disuputing this and can provide you with?a copy of the letter once I receive it.

I work for?The Gores Group, a very successful private equity firm that has 1.7 billion dollars in equity under active management. (www.thegoresgroup.com). I will continue to be an?executive assistant?at Gores until I?start my own business down the line.?I want to consolidate my debt first, and pay it off faster?with this?3 year loan?so I can make my dream become reality.

Monthly net income: $5550.00 net/ $6983 gross

After using the $15K to pay off credit cards/debt, this is what my new situation will look like:

Monthly expenses:?
???Rent: $1100.00??
?? Car expenses: $238?
???Other expenses: Mortgage $1102.50 ($1,330.50 PITI)??

Plus.. ? New Proposed Monthly loan payment $548.32

Residual Income: $2881.50?

New debt to income ratio = 41%

Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	19%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$305	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	peace-pagoda	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off household credit card balances

My financial situation:
I am a good candidate for this loan because I will pay it back.

Monthly net income: $ 1428

Monthly expenses: $
??Housing: $ 587
??Insurance: $ 128
??Car expenses: $ 289
??Utilities: $ 105
??Phone, cable, internet: $ 68
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$83.25

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1988	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,670	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	blooming-felicity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Chase c/c @ 31.99% int !
Purpose of loan:
This loan will be used to?pay off my "newly acquired" Chase credit card which they inherited from Washington National who inherited from Providian. This account has been open since 2003, never over my limit, payments always on time. When I protested this outrageous rate, I was told that I had to show them a pattern of: ontime payments, and don't go over my credit limit. I told them I had been doing that since 2003. They never responded and promptly increased my finance charge anyway. I requested that the credit card be closed. I would like to payoff this card with a loan as most of my monthly payments now are being ate up by their rates. Can anyone please help? I can't provide a W2 because I haven't been employed a full year to show my gross earnings as stated. However, my most recent pay stub does show my earnings year to date and they back up my claim of my earnings thus far this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1974	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	27y 8m
Amount delinquent:	$646	Revolving credit balance:	$120,740	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-bee7	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading
Purpose of loan:
This loan will be used to increase the value of real estate.

My financial situation:
I am a good candidate for this loan because, I always repay loans on or before due date.

Monthly net income: $ 8,000.00

Monthly expenses: $ 2,440.00
??Housing: $ 750.00
??Insurance: $ 135.00
??Car expenses: $ 150.00
??Utilities: $ 150.00
??Phone, cable, internet: $105.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 850.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	52%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$85,461	Occupation:	Construction
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-hawk7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have a stable job with a good company

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 175.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 350.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,999.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.50

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	6%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$157	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MONEYMATTERS100	Borrower's state:	NewMexico	Borrower's group:	ALL DOCTORS MD,DO,OD,DDS,DMD,PhD,DVM,DPM,DC,PharmD,J
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 100% )	700-720 (Latest)
Principal borrowed:	$22,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 640-660 (Oct-2007) 580-600 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Buying a New Car for our Family
Purpose of loan:
This loan will be used to Buy a Honda Pilot for?our family. I will put in $15000/- of my own to buy this vehicle.
My financial situation: is great. My credit is improving. I had a ding in my credit in late 2004 and that part is improving very slowly even though I have been current and have paid off all my major liabilities.?I have had two prosper loans in recent past and paid them in full well ahead of the time and I plan to do so with this as well. Please check my recent history with prosper. I find loans from prosper are easier to get and easier to pay off without the troubles of going to a location etc. I?plan to pay off this loan within next 6 to 8 months.

Monthly net income: $ 10500

Monthly expenses: $ 3000
??Housing: $?1000
??Insurance: $ 500
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 400
??Credit cards and other loans: $?0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1992	Debt/Income ratio:	9%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	52	Length of status:	4y 10m
Amount delinquent:	$8,682	Revolving credit balance:	$9,534	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ready-dollar6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
to pay down high interest debt

My financial situation:
I am a good candidate for this loan because? me an dmy wife have a good income just hit some bumps in the road some years ago

Monthly net income: $
11k a? month

Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 250
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 650
??Clothing, household expenses $ 650
??Credit cards and other loans: $?300
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.75%	Starting monthly payment:	$52.79

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	16%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,412	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	loan-trident	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off A High Int. Credit Card
Purpose of loan:
This loan will be used to pay off?a high interest?credit card.? I have tried to reason with the credit card company to reduce the outrageous interest rate but to no avail.?If they cannot cooperate then I would like to pay this account off at a lower interest rate and shop for other reasonable credit when needed.?

My financial situation:
I am a good candidate for this loan because I pay the current higher interest payments each and every month with my Wachovia Billpay Service.? Payments are sent automatically from my checking account.? I have been employed at the same business for 4.5 years with very stable employment outlook.? I am a commercial pilot flying government contracts overseas.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 125
??Car expenses: $ minimal
??Utilities: $500
??Phone, cable, internet: $ included in utilities above
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	4%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$398	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-guardian5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Motor Scooter
Purpose of loan:
This loan will be used to purchase a motor scooter.? I go to school in North Kansas City ( North 85th Street).? I work at Harrah's Casino (North 35th Street).? And live downtown (South 11th Street).? In one day I can spend more time traveling to a place (bus, bicycle) than I spend doing business at the actual place.? I don't want to stretch out my school funds by purchasing a used car which may have other problems inherent with it.? So purchasing a new inexpensive motor scooter will save me time and hopefully in the long term money (bus passes cost $50 a month).

My financial situation:
I am a good candidate for this loan because I work full time.? I use my VISA card as if it were a debit card and pay it off each month just to establish a good credit history.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.75%	Starting borrower rate/APR:	29.75% / 32.39%	Starting monthly payment:	$63.47

Auction yield range:	11.18% - 28.75%	Estimated loss impact:	10.72%
Lender servicing fee:	1.00%	Estimated return:	18.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	41%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,577	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mom1973	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Jun-2008)
Principal balance:	$747.76	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd loan w/prosper-In good standing
Purpose of loan:
This loan will be used to pay off some little bills and to pay off the balance of my current prosper loan of $758 which I have paid on faithfully for the last year.

My financial situation:
I am a good candidate for this loan because?I am a responsible teacher and mother of three boys 11, 7, and 5.? I currently work year round and I teach summer school as well as the regular school year.? I am a responsible individual who is current with all of my bills.

Monthly net income: $ 3900.00 Plus my husband brings in another $1500.

Monthly expenses: $
??Housing: $ 1291
??Insurance: $ 123
??Car expenses: $ 569
??Utilities: $ 236
??Phone, cable, internet: $ 157
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 859
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1985	Debt/Income ratio:	74%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$34,667	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	influential-finance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New business
Purpose of loan:
This loan will be used to?pay off some credit card debt and to invest in an on line business?

My financial situation:
I am a good candidate for this loan because?I am always on time with paying my bills.?

Monthly net income: $
1400.00
Monthly expenses: $
??Housing: $ 325.00
??Insurance: $ 87.00
??Car expenses: $
??Utilities: $ 105.00
??Phone, cable, internet: $ 226.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2005	Debt/Income ratio:	89%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	enriched-platinum6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards. I am?a college student so i have been using credit cards for school and repairs to my vehicle.?I have?made one late payment due to the difference in my due payment and payday but other than that i have been on time.?

My financial situation:
I am a good candidate for this loan because i will?make sure my payments are on time and i wont have to be worry about five different?credit card bills.?

Monthly net income: $700 that is only from one job i have two at the moment.

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 100?
??Car expenses: $ 100?
??Utilities: $ 50?
??Phone, cable, internet: $ 140
??Food, entertainment: $ 50?
??Clothing, household expenses $ 50?
??Credit cards and other loans: $350
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,370	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needybody	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to help pay off high interest credit card.

My financial situation:
I am a good candidate for this loan because I may owe a bunch of creditors, but I do make payments on time every month.? Need money to pay?down on credit?card before interest rate rises in October.?

e: $ 2000

Monthly expenses: $
??Housing: $ 384
??Insurance: $?130
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,526	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intuitive-platinum8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing and Moving Expense
Purpose of loan:
This loan will be used for marketing and moving expenses.

My financial situation:
I am a good candidate for this loan because since 1993 I have always been in business for myself, having started with an art gallery in Aspen, Colorado for many years and most currently a direct sales business for the past two years.? Having recently moved to Park City, Utah, I have incurred some moving expenses beyond my expectations (I haven't moved much) and have started a new marketing platform, which is going very well and needs a little time to mature.? The capital will be used to catch up on the moving expenses and for short-term operating expenses. I have always been a high achiever in every business I have been involved in, as you may see in the picture provided, having just received a Peak Performer Award with my current company.? Thank you very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2007	Debt/Income ratio:	1%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$265	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	heavenly-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest in Prosper
Purpose of loan:
This loan will be used to reinvest in prosper.I plan to reinvest the funds in a diversified portfolio of loans at a higher interest rate.
My financial situation:
I am a good candidate for this loan because I have plenty to pay off the loan in full immediately in case all the loans in my portfolio default all at once.My job is extremely stable.I work for the federal government auditing defense contractors.Monthly Income:$3,000Monthly Expenses:$955
Rent:535
Phone:40Internet:25Food:125Insurance:80Utilities:50Misc.:100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$14,153	Revolving credit balance:	$3,893	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-community	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing Business
Purpose of loan:
This loan will be used to leverage my new internet business to maximize my income stream and enable me to eliminate my debt as quickly as possible.

My financial situation:
I am a good candidate for this loan because I am passionate about my business and will stop at nothing in order to be successful.

Monthly net income: $4,106

Monthly expenses: $
??Housing: $1,288
??Insurance: $130
??Car expenses: $110
??Utilities: $135
??Phone, cable, internet: $130
??Food, entertainment: $375
??Clothing, household expenses $90
??Credit cards and other loans: $132
??Other expenses: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	15%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,623	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	patsears	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen and Bath Updates
Purpose of loan:
Funds will be used to update both the kitchen and master bath of one of my rental properties.

My financial situation:
I am a good candidate for this loan because of my stable work history, income and 700+ credit score.? I have been a full-time pharmacist for 14 years, and the chances of a layoff, even in this economy, are practically non-existent.? I also have monthly investment income in the form of rental property.? My credit card utilization ratio is high at 81%, but most of that is tied up in my rental properties, not toys, etc.? My debt-to-income ratio is a measly 12%.? How Prosper rates all this as an HR rating is beyond me.? As my 700+ credit report shows, I pay my bills.? I'll leave it up to your judgment.

Monthly net income: $ $9000.00 from job, $2535.00 from rental property = $11,535.00/month or ~$138,000/year

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,875	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shiny-deal	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New mom seeking to buy business
Purpose of loan:
This loan will be used to? purchase an established business.

My financial situation:
I am a good candidate for this loan because? I am a very responsible person and pay all of my bills on time. I have been apart of the business I am seeking to purchase for over 2 years. I know the ins and outs to the business and am willing and able to put everything into it that needs to be done properly and to make it more profitable.

Monthly net income: $ 1,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
? Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	18%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gthunder	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Sep-2008) 600-620 (May-2008) 560-580 (Apr-2008) 560-580 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Second Successful Prosper Loan!
Thanks in advance to all prospective lenders!

This will be my second Prosper loan! Thank you so much to all bidders as you all have helped me succeed at paying down my previous debt. I have made every payment on time with my 1st loan and I assure you that I will continue to do so with this one as well. I?m currently in the process of interviewing with various Nursing schools for Spring 2010 admission.This time around, I intend to use this loan for school. My first goal is to purchase a much needed laptop computer that I'll soon need for assignments, projects and?presentations?.Secondly, this loan will also be used to help cover the cost of other future expenses like books and uniforms.

I?m happy to announce once again that I?ve completely paid off my previous Proper loan for $2,000.00.?I?ve made every payment on time with my last loan and will continue to do the same with this one as well.

Repayment Arrangement

I?m highly responsible with a stable job as you can see from my credit profile and debt-to-income ratio, I'm more than capable of making monthly payments on time, but its still a challange?to?obtain a traditional loan from the bank. My payments will never be late. Please be confident that this loan will be paid in?FULL within 6 months. I actually fulfilled my 1st loan repayments within just 18 months.? If there are any questions, please feel free to send me a message.? This is a perfect way to help support someone honestly trying to accomplish his future goals, all of which will be graciously appreciated. Here is an outline of my expenses.

Monthly Income: $1,200.00 (Net)

Monthly Expenses

Rent/Water:???????? $200.00??????????????
Savings:??? ?????? ?? $200.00???????
Charity:??????????? ?? $120.00
Phone:??? ???? ? ? ?? $100.00
Auto Insurance:??? $80.00
Car Note:???????????? $175.00???
Misc. Expenses:? $325.00 (Prosper loan Repayment funds)

?Have an Wonderful Day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$237.54

Auction yield range:	8.18% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	31%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,296	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	economy-souffle	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making the Wedding Day Perfect
Purpose of loan:
This loan will be used to make my and my fiancee's wedding day as perfect as possible.? We are paying for our wedding on our own, so we set up a?savings budget over a year ago that was followed with great success. However, we had some unanticipated expenses that took money away from our savings.? We had 3 deaths in our families in 2 different states, causing us to use our wedding savings for flights, accomodations, etc.? We have worked really hard to make our day as close as possible to our planned vision, but we need this loan to close this gap in our budget.?

My financial situation:
I am a good candidate for this loan because I have established credit with perfect loan repayment history.? I work at a stable firm that has made money throughout the recession and has actually added positions.? I own an apartment in New York and have over 2 years of stable rental income covering the mortgage and maintenance expenses.?

Monthly net income: $ 4,800 ($ 3580?Salary + $1300 Rental Income)

Monthly expenses: $?3,880
??Housing: $ 564
??Insurance: $ 80
??Car expenses: $ 207
??Utilities: $ 90
??Phone, cable, internet: $ 179
??Food, entertainment: $ 375
??Dog & household expenses $ 115
??Credit cards and other loans: $ 960
??Other expenses: $ 1310 (Mortgage and Maintenenance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1987	Debt/Income ratio:	32%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	34 / 33	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$240,535	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-statesperson	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Line to grow RFID business
Purpose of loan:
This loan will be used to pay for marketing and SG&A while we complete the current projects.? We are a new RFID company and we have our own intellectual property.? We will provide 3 years forecasted income statements and the cash flow requirements for this year.

Although we believe we have a superior licensed software to offer, unfortunately we do not have a strong marketing and sales team.? The money will be used to increase our marketing, attenting shows and hire additional sales people.

My financial situation:
I am a good?choice for this loan because my team and I have over 30 years of experience in what we do.? I was a senior executive at Gap and Abercrombie&Fitch, CIO at J.Crew and Cornerstone Brands.? Also our background includes many years of consultancy working with major corporations such as The Coca-Cola Company, Motorola, Target and?Pepsi-Co.? We have 24 patent applications for use of RFID in supply chain optimizations.

Our company is a reseller with Motorola and partners with Alien, Avery Dennison, Curulis and RFID Business Association.

So far we self financed our company including the development efforts.? We have invested our own future in the company and we will succeed because we have the know-how, the superior product,partnerships and desire to succeed.? All we need is a funding to increase our exposure and pay expenses during projects.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$394.91

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	62%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,303	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	4xgamma	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008) 660-680 (Apr-2008)
Principal balance:	$3,667.03	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off all my credit cards. In the past month, my cc companies have sent notices that they are changing from fixed rates to variable.

My financial situation:
I am a good candidate for this loan because? I am alreayd a Prosper customer and have paid faithfully for over a year. I pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	47%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,832	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	firecom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$6,607.99	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Assisting my Daughter
Purpose of loan:
This loan will be used to purchase a vehicle for my daughter.

My financial situation:
I am a good candidate for this loan because I keep current with all my payments. My daughter is going through a divorce, going to school, living with us and has three children. I want to get her a good, dependable car.

Monthly net income: $ 4600 (Does not include spouse's income)

Monthly expenses: $?
Housing: $ 1250???
Insurance: $ 200???
Car expenses: $ 100??
Utilities: $ 300??
Phone, cable, internet: $ 100??
Food, entertainment: $ 200??
Clothing, household expenses $?100??
Credit cards and other loans: $ 750??
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.58%	Starting monthly payment:	$103.72

Auction yield range:	14.18% - 27.23%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	11.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 8m
Amount delinquent:	$134	Revolving credit balance:	$79,259	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	platinum-seahorse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish bathroom - 1/2 done!
Purpose of loan:
This loan will be used to?
Finish a 1/2 finished bathroom and hallway????
My financial situation:
I am a good candidate for this loan because?
I have been employed at my present employer for over 5 years and my job is secure at this time
Monthly net income: $ 2400 by me, another $3200 + from my spouse????

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 200
??Car expenses: $?400?
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0 - only mortgage payment and car loan, as above
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1979	Debt/Income ratio:	110%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$41,658	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-tempo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of loan: payoff and close LOC, cap one card; payoff revolving retail and close.? Pay down citi balance.
This loan will be used to?

My financial situation:? my debt situation escalated due to family members; all are now established and gainfully employed
I am a good candidate for this loan because I meet all monthly payment deadlines.? Own home and it's paid off.? My credit is very important to me?

Monthly net income: $ 17,0000

Monthly expenses: $
??Housing: $ f/c
??Insurance: $ 72.
??Car expenses: $ f/c
??Utilities: $ n/a
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1975	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,477	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HOUSTONTRANS	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retired CFO with est Biz! Expanding
Purpose of loan:
This loan will be used to expand my current business. I am?needing the funds to?expand my current?business by obtaining additional insurance and bonds to obtain my brokers license. I have several contractors that are looking to utilize my brokers license immediately upon receipt.

My financial situation:
I am a good candidate for this loan not just because I currently have the means to pay it back, but because this loan with create an immediate increase in sales. I am a semi-retired CFO with over 25 years experience in this position. As a CFO and as a small?business Owner I know the significance of a commitment and a good established name.?About?8 years ago I used my retirement?savings?by investing in many different interest. One of those interest is the company I currently own. Which is one of my better investments. Alot of my other investments have put me here at Prosper requesting funding because of the economy downturn, otherwise I would not be in this position. Maybe, you are wondering why I am sharing this with you? Well, I believe integrity, trust and honesty has given me great success over the years and hopefully that success my be established here as well.

Monthly net income: $6,500

Monthly expenses Total:?
??Housing: $1450
??Insurance: $234?
??Car expenses: $200
??Utilities: $450
??Phone, cable, internet: $120
??Food, entertainment: $500
??Clothing, household expenses $300
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 6	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	23	Length of status:	10y 0m
Amount delinquent:	$857	Revolving credit balance:	$4,461	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspiring-commerce0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate commerical high interest
Purpose of loan:
This loan will be used to?eliminate short term loans when purchasing auto inventory.? I have been in the auto business for 35 years and am glad to say I have made it through the most recent auto crunch ( barely) i have used much of my reserves and have had to finance some autos for resale with a short term commercial paper, fees add up quickly and monthly spending $1500 in fees on $15000. worth of autos. ? my customer base is primarily middle income customers and I would be able to pass these savings on to them without such high fees.
My financial situation:
I am a good candidate for this loan because I have very little personal debt, my payments are always on time, my credit score has been affected because of self employment and a few medical bills (which have been addressed)?
Thanks for your consideration.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$253.70

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1989	Debt/Income ratio:	57%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$831	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	principal-ferret	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card/ loan debts
Purpose of loan:
This loan will be used to?
To combine debts and have one payment.
My financial situation:
I am a good candidate for this loan because?
I believe in paying off my debts.
Monthly net income: $ Approximately $1690.00

Monthly expenses: $ Same as those included on spouse's?loan.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$80.66

Auction yield range:	8.18% - 8.99%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,618	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-greenback-surfer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester College Tuition
Purpose of loan:
This loan will be used to cover my expenses for the last semester tuition payments and regular college expenses like books & school related expenses

My financial situation:
I am a good candidate for this loan as i am a graduating senior in my last semester so my prospects of getting a full-time job are more compared to other students entering or in middle of completion of their undergrad studies. As it is my last semester, any help would be greatly appreciated for completion of my career goals.

Monthly net income: $ 975-1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 40
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	universe0	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of High Intrest Loans
Purpose of loan:This loan is to consolidate high interest loans that my husband and I have.We will be paying off multiple loans that have >22% interest rates.I have a longer credit history and better credit score than he does, which was above 800 prior to the purchasing of our last car ? which went on my credit for obvious reasons.I am 5 months pregnant and we need to lower some costs and get out from under these credit companies? thumbs.I would rather be paying interest to hard working people helping other hard working people, than help some credit card company pay for it?s VPs annual vacations.That is why I like Prosper.com so much, it lets us help each other.My husband paid off a loan recently with Prosper for $5,000, that was how I found about Prosper.com.He also says that it was the best loan he ever got, it actually felt good to get it and pay it off. With the interest rate and time frame of this loan my husband and I will save thousands of dollars due to the suppressive games that I would have to play with the loan and credit card companies.
Financial Stability:I have had no late payments on anything in over 3 years on any of my loans or credit cards.? I make good income and so does my husband. We earn over $50,00 a year and live frugally.My income is stable for the time being while his has been on a rise for over a year.

Monthly expenses (calculated post baby birth): $3,130
Housing: $550
??Car expenses: $620
??Phone, internet: $20
??Food, entertainment: $480
??Credit cards and other loans: $400
??Daycare:$600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.10%	Starting borrower rate/APR:	30.10% / 32.48%	Starting monthly payment:	$85.01

Auction yield range:	11.18% - 29.10%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,092	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	workingmom7	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating credit card debt
Purpose of loan:
I would like to use this loan to pay off a credit card.

My financial situation: I have credit card debt that accrued the first year I started my business. The business is doing very well, but I want to knock down the debt to zero. The debt is on personal and business cards.
I am a good candidate for this loan because I am hard working, pay my bills, and have never, ever defaulted on any loan. My business has grown each year- even this past year! I am positive and good at what I do. I love my business and that helps keep it growing.
Monthly net income: $5500.
Monthly expenses:
?Housing: $1900
?Insurance: $125
?Utilities: $150.
?Phone, cable, internet: $150.
??Food, entertainment: $400.
??Clothing, household expenses $150.
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,783.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$397.31

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,554	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	focused-nickel	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i have steady and union job and i am this job for over 15 years and? i am planning to find a partime job to pay this loan as fast i can.
Thank you?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	1	Total credit lines:	22	Length of status:	4y 0m
Amount delinquent:	$638	Revolving credit balance:	$34,077	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dimplesforg1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008) 640-660 (Jul-2007)
Principal balance:	$2,376.31	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Repair an older car for grandson
Purpose of loan:
This loan will be used to repair a 2001 Tracker, so that Grandson Jonathan can continue to drive from Baltimore, MD to?Arlington, VA 's TESST College.
the vehicle is in serious need of brake relineing work, transmission rebuilding and a new set or tires. His parents just do not have
?the money at this time to pay for the extra unexpected and expensive repairs.?

My financial situation:
I am a good candidate for this loan because I am a current member and have paid my bill on time monthly, and plan to contine to do so if my new loan is approved. It has been a wonderful experience as an associate with?this group.??

Monthly net income: $58,346.00

Monthly expenses: $
??Housing: $ 845
??Insurance: $ 215
??Car expenses: $ 417
??Utilities: $ 360
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	14.18% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2004	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,260	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	papin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$1,598.43	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying for immigration fees
Purpose of loan:
This loan will be used to?
pay for immigration fees and flight tickets for my family coming to us
My financial situation:
I am a good candidate for this loan because? always pay on time or even early before payment date

Monthly net income: $ 2700
Monthly expenses: $
??Housing: $ 639
??Insurance: $ 120????????????
??Car expenses: $?90
??Utilities: $
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 460
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 37.54%	Starting monthly payment:	$60.69

Auction yield range:	11.18% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1989	Debt/Income ratio:	3%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	12	Length of status:	2y 2m
Amount delinquent:	$777	Revolving credit balance:	$60	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	databaseguy	Borrower's state:	NewHampshire	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	640-660 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	2 ( 14% )	600-620 (Aug-2009) 520-540 (Jun-2008) 520-540 (Nov-2007) 520-540 (Aug-2007)
Principal balance:	$2,144.77	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Existing Prosper - Improving Credit

My financial situation:

Existing Prosper loan with reliable payment record.

Substantial disposable? income

Low DTI

Consistently improving credit

More than 20 years continuous employment in my field, more than 2 years at my current job

I?ve completed four IT certifications in the last year, and I want to complete four more in the next six months. I want to keep improving my skills to keep my income up and my job secure.

My credit score improved 80 points since my previous Prosper loan was taken out, and I'm building new credit while repairing my problems from 5-6 years ago. These were one-time problems stemming from a divorce.?

Purpose of Loan:

??? Pay off?prior delinquencies?- $777
????Career training - Red Hat Certified Technician certification - Training materials - $573

Monthly net income: $ 5030

Monthly expenses:
????Housing: $ 900
????Insurance: $ 260 (Health & Auto)
????Car expenses: $ 140 (car paid off, just gas&oil)
????Phone, cable, internet: $ 145
????Food, entertainment: $ 425
????Clothing, household expenses $ 125
????IRS payment plan? $300
??? Existing Prosper loan $134?

Total expenses: ??? $ 2429

Amount remaining monthly to pay new Prosper loan: $ 2601

Thank you very much for reviewing my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$507.80

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	15%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	24y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,062	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the bailout
Purpose of loan:
This loan will be used to?pay off credit cards that have?had the interest rates increased?

My financial situation:
I am a good candidate for this loan because?I have a steady job and make good?money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2003	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neighborly-balance5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need funds to remodel kitche
Purpose of loan:
This loan will be used to?remodel our kitchen. We are preparing to sell our home and need to update our kitchen to improve its marketability.

My financial situation:Both my husband and I will be the borrowers of this loan. Prosper does not allow us to apply for a loan jointly, so please keep in mind that all of the financial data displayed in this loan description is only for me. However, we both have credit scores about 780 and have very low debt amounts. our (combined) ONLY debt (besides our mortgage debt) is 17K in student loans (payments are $296/month) - no car payments or other debt and our credit card is paid off every month. Our gross household income is $63,000/yr ($5250/month). When we sell our home, we will be downsizing to an apartment for a little while to increase our cash reserves.
I am a good candidate for this loan because?both my husband and I are very good with our money. We are very fiscally conservative and only apply for loans when we know that we will get a return on that investment. The same goes for you as a lender: your investment in our loan is a very safe bet. Thank you for helping us out!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	32%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	24y 7m
Amount delinquent:	$0	Revolving credit balance:	$28,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	annakatie	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	700-720 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	1 ( 7% )	660-680 (Jun-2008)
Principal balance:	$3,606.92	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help Our China Girl
Purpose of loan:
This loan will be used to? Help with the extra medical payments accrued in surgeries for our 6 year old daughter who was adopted from China at the age of three.? Our daughter is healthy now and there will be no more hospital or medical bills for her.?

My financial situation:
I am a good candidate for this loan because? I have been employed as a teacher for 25+ years as a teacher in the same school system. My husband is also a teacher in this school system and has been employed for 20+ years.? We own our own home and are established in our community.? Teaching is one of the only safe jobs in today's economy.? My husband has a monthly income of $4,800 and he will be helping me pay off this debt.? I have an existing Prosper loan which is paid automatically through my bank account.? There was one late payment due to a hold on funds we received from Canada.? Other than that all payments have been made on time.

Monthly net income: $ 5,300

Monthly expenses: $
??Housing: $ 2,265
??Insurance: $ 300
??Car expenses: $ 750
??Utilities: $ 625
??Phone, cable, internet: $ 275
??Food, entertainment: $ 900
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,371	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leverage-faire	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because??I PAY ON TIME, SINCE MY MOM DEATH I HAVE BEEN HIT WITH UNFORESEEN EXPENSES THAT GOT IN THIS SITUATION

Monthly net income: $ 36500

Monthly expenses: $
??Housing: $1000
??Insurance: $?0
??Car expenses: $?100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,097	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-compadre	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New stove and install cabinet
Purpose of loan:
This loan will be used to replace?my old runned down stove?

My financial situation:
My current Fico score is 678.? I rent and fully paid off one of my car which I am letting my daughter use.? While I am leasing a car, my lease will be up next year.? I have parent student loans and other minor credit cards.

Monthly net income: $ is around $5000.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 200.00 for car isurance
??Car expenses: $ 250.00
??Utilities: $ 100.00 (PGE&E and Phone0
??Phone, cable, internet: $ 40.00 for cell phone
??Food, entertainment: $?350/month
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.80%	Starting borrower rate/APR:	18.80% / 21.02%	Starting monthly payment:	$76.77

Auction yield range:	17.18% - 17.80%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	25 / 21	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	51	Length of status:	4y 7m
Amount delinquent:	$113	Revolving credit balance:	$27,886	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	duty-motor	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay down current debt

My financial situation: is fgood
I am a good candidate for this loan because any late payment or liens reflect negatively on my credit and in order to keep my position with my company all bills must be paid timely

Monthly net income: $ 15,000

Monthly expenses: $ 10,000
??Housing: $1800
??Insurance: $400
??Car expenses: $1000
??Utilities: $300
??Phone, cable, internet: $ 350
??Food, entertainment: $800
??Clothing, household expenses $500
??Credit cards and other loans: $4000
??Other expenses: $850
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,100.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$500.29

Auction yield range:	11.18% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,087	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kevin76	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	720-740 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2006)
Principal balance:	$2,599.33	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Relist - Credit Card Payoff
Dear Potential Lender,

I am a 33 yr old Software Engineer and have been in this profession going on 11 years.? I currently have 3 high rate credit cards that I would like to payoff so that I can finally be debt free.? I've tried working with the credit card companies to reduce the interest rates but they have been unwilling so far.

I do take paying my debts off seriously as I haven't opted to use any sort of debt consolidation programs and am turning to the Prosper community for a second loan since my first loan will be paid off in January of 2010.I've made online payments to Prosper for the last 3 years and take great satisfaction in being able to pay off my debts that I incurred in my early 20's.

Also let me say I am not sure why my prosper rating is currently a D as they have my credit score listed between 720 - 740 but it may be due to the amount of balances I'm carrying on these cards compared to the available limits.

I am single and have no children (just two dogs) but with the current rates of these cards I am finding it hard to pay them down.? I do own my house which I have lived in for 4 1/2 years and I purchased the house for $258,000 originally so.

I will do my best to outline those credit cards I am going to pay off, which are my only 3 that have balances remaining:

Credit Cards to be paid off
??? Bank of America U-Promise??????? $2,797.76??????????? 28%
????Citibank Platinum Select ???? ????? $5,973.54??????????? 28%
??? State Farm Advantage???? ???? ????? $4,262.72??????????? 28%

My Monthly Net Income? (I have a full time job as well as own my own consulting company)
????Salary????????$7,500????(90k annual salary)? net monthly income is $5200 after taxes.

My Monthly Obligations (besides gas, food & utilites)
????Mortgage???????????? ????$2100
??? Prosper Loan ????????? $500? (last payment is Jan 2010)
??? Auto Insurance???????? $125

Feel ?free to contact me if you have any questions about my profile or this loan request.

Thank you for taking the time to read this.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	53%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,884	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-blossom	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby on the way- got bills to pay
?Purpose of loan:
This loan will be used to help me cover medical expenses and bills while I take maternity leave. My husband and I tried for 3 years to get pregnant and exhausted our savings. When we gave up, a miracle happened! Earlier in my pregnancy I had complications- gall bladder removal and finding a blood clotting condition - I had to use up a few of my paid sick leave days, Now I don't have enough saved "paid leave days" to cover my maternity leave. As a teacher, I have no paid maternity leave, you only receive paid leave by using any personal/sick days you accumulate prior to you maternity leave. Due to my medical issues earlier on in my pregnancy, I will have to take a portion of my 6 weeks leave without pay. I thought about returning to work early, but my doctor has informed me that I will not be cleared before 6 weeks due to my blood clotting issues.

My financial situation:
I am a good candidate for this loan because I am a teacher with a guaranteed job and therefore a guaranteed paycheck. I received my masters in May (including a small pay raise) in instructional technology and have a desire not only to continue teaching but to move into a leadership position within my county. If I hadn't had to use my days for surgery and other medical issues, I would have accumulated enough paid leave days. This loan will help me stay ahead of my bills as opposed to having to make arrangements to pay them late.

There are delinquencies on my credit report that happened within the last 7 years. They are related to college loans. When I graduated I thought I had 90 days until I had to start paying on these loans. What I did not realize is that since I took one semester off I only had 60 days. When notified, I sent in a payment that was applied to the current month- not the past due month. After 2 months and numerous phone calls, someone finally explained that my payments were going to the current month and not the past due month- putting both loans delinquent. Once I was made aware of the situation I corrected within the next month.Monthly net income: $2914.98

Monthly expenses: $
Housing: $ 575
Insurance: $ 150
Car expenses: $ 570
Utilities: $ 100
Phone, cable, internet: $ 50
Food, entertainment: $ 225
Clothing, household expenses $ 200
Credit cards and other loans: $ 170
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,511	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	skippergirl	Borrower's state:	California	Borrower's group:	Second Chances Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 96% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	2 ( 4% )	620-640 (Jan-2008) 580-600 (Nov-2007) 620-640 (May-2006)
Principal balance:	$1,641.71	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
Business Loan
I am working full-time for someone else and would like to eventually work for myself. This loan will be used to incorporate my business, get my certification and have a few dollars left in the bank to start. Please help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	20 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	47	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	capital-cedar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding business territroy
Purpose of loan:
This loan will be used to expand our business.? Another business owner has approached us about selling us there stretch-n-grow territory which is in close proximity to ours.? This territory is existing and?currently has a gross profit of $3000.00 per month.

My financial situation:
I am a good candidate for this loan because I have shown how I can take an existing territory and make it successful.?? We bought our current territory 4 years ago and have made it very profitable with a yearly gross last year of 275000.? I currently manage employees and truly believe the addition of this new territory will only increase our profits.? Our current business is paid for and we have accumlated little debt as most of our debt was accumulated before we began our business as we were both school teachers.?With this?loan and the purchase of the new territory I believe this can become just as profitable as the current territory we own.? Thank you for your time and consideration for this loan amount of $25000.00?????

Monthly net income: $10500.00

Monthly expenses: $
??Housing: $ 2160.00
??Insurance: $ 200.00
??Car expenses: $ 1500.00
??Utilities: $ 300.00
??Phone, cable, internet: $?300.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 1750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2007	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$443	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	serene-commitment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In Need of Surgery
Purpose of loan:
This loan will be used to?? finishing funding a surgery that I need to have. I worked two jobs on top of my day job to come up with $6,000 dollars of the total surgery amount which is $8,500 and need help with the remainder of $2500.

My financial situation:
I am a good candidate for this loan because? I have a full time job that I have been at for two years, have a good credit score ( it's 712, I'm not sure why its stated as 660 on Prosper, I printed out my Experian credit report tonight and would be happy to scan it and email it as proof to anyone), pay my bills on time and I am a very responsible person who works very hard. Unfortunately my day job does not have health insurance. I really need the surgery for my physical as well as mental well-being. I am the type of person who would give someone the shirt off my back and I believe in the goodness of people and the pay it forward concept. Most importantly, whatever anyone can contribute, just know it would mean the WORLD to me and would be life changing, and not only will the loan be paid back in full, but you will be able to know that beyond lending someone money, you contributed to helping them live a healthy, happier life and I will appreciate the support for the rest of my days! If you have any questions please feel free to contact me. I know I have a short credit history and that is for no other reason that while in a long term relationship I let my girlfriend handle all of our finances with everything in her name. It may be a short credit history but I have never been late on a payment nor has my bank account ever had insufficient funds. Prosper might rate me as a risk, but I can assure you that I am not! Thank you and God Bless.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 530.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (included in rent)
??Phone, cable, internet: $ 85
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $100
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$121.64

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	30%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,033	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spikes72	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$2,405.07	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying Off debtrestoring credit!
Purpose of loan:
This loan will be used to pay off the remaining balance of my first prosper loan and then some additional high interest credit card debt that I have accrued and get my credit back to the excellent state it was in a couple of years ago.

My financial situation:
I am a good candidate for this loan because I currently have two well paying steady jobs, and although my credit does not look great on paper I am perfectly able to make all my monthly payments and expenses. I simply hope to use this loan to expedite the process by not wasting so much money on the high interest credit cards.? I am a current Prosper borrower and have a perfect record of paying my?payments. I will first pay the remaing balance of my first loan, and then use the balance to pay down my credit card debt. Kind of a?"phase 2" prosper borrowing for me! I am?very excited to?continue to improve my financial situation?and hope to use the money I save by paying of my credit cards to lend to others in the future.

Monthly net income: $ 2500

Monthly expenses: $ 1740
??Housing: $ 650
??Insurance: $?50
? Car expenses: $ 150
??Utilities: $?100
??Phone, cable, internet: $ 40
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$673.62

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1989	Debt/Income ratio:	100%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	6y 10m
Amount delinquent:	$1,236	Revolving credit balance:	$415	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gold-buffalo	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt settlement
I am currently in a debt settlement program.? I tried a debt management program but the payments were too high for too long.? I can settle my debt with $16,500.? I have no problem making a monthly payment if it is going to get me to an end.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	26%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,709	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reflective-exchange	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Take a chance, we are worth it
We need your help!? We have a few small bills we would like to pay off to get us caught up and help us follow our budget.? We recently moved and had some extra expenses (utility bills, items needed for the house, etc.) that have set us back a bit.? We have a budget and we have added this loan in and are confident it is a payment we can handle.? We need to get things paid off so we can start putting money away for our daughter's graduation in May of 2010?and to hopefully be able to invest in prosper as well.? We came by our credit score with the best intentions.? It is not because we were careless and just ran our bills up, we were foster parents who provided a home for more than 7 children who weren't our own, most of them teenagers.? You know what they say about feeding teenagers - it can put you in the poor house!? Our intention was to treat them as our own children and when you have ten children all at once (our own 3 and 7 fosters), money tends to run out quickly.? We gave about everything we had to help these kids, and now we are still paying the price.? We made the decision to stop fostering, but we have taken on the lifelong commitment of raising our neice who is now 3, so we have had and continue to have expenses (daycare, diapers, etc) that we thought we were done with.? We have tried to help others, hopefully some of you out there will choose to see beyond our credit score and help us out.

I am a good candidate for this loan because my wife and I have stable, full-time jobs.? My wife also has a second job as a volleyball coach and I work on the weekends detailing cars.? We work hard to make sure our bills are paid and are frustrated when we have to wait until the next pay period to pay a bill because an unexpected expense arises.? We need a savings account for these types of things and this loan will help us begin saving.? By making payments through automatic withdrawal, we are confident the payments for this loan will always be made timely and the amount of payment should be well within our budget.? We cannot stress enough how important it is to us to keep our bills paid on time, which is why we are asking for this loan now.

Monthly net income: $ 4550

Monthly expenses: $ 3700??
?Housing: $ 800??
?Insurance: $ 315??
?Car expenses: $ 150??
?Utilities: $ 350??
?Phone, cable, internet: $ 305??
?Food, entertainment: $ 400??
?Clothing, household expenses $?200??
?Credit cards and other loans: $ 750??
?Other expenses: $ 430
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2005	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	youthful-capital	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital
Purpose of loan:
This loan will be used to? Business Credit is the driving force for this loan! I plan to deposit $6,000 into a safe and secured certificate of deposit (CD) at an FDIC local bank, borrow against it, to build credit with the bank so that I can get an large loan, purchase collateral, equipment and use strategic marketing to take my future business to the next level. Your monthly payments are guaranteed by the FDIC backed CD My ultimate goal is to build a long-term relationship with my local banks so that my stockholders can yield a safe return.

My financial situation:
I am a good candidate for this loan because? I am a good candidate for this loan because I have a well-established credit record, numerous revolving credit lines, I am dependable and reliable, and self-motivated and a record of paying on time.? Thank you for your time and consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	29%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,420	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-kindness9	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of My debt!
Purpose of loan:
This loan will be used to pay off some of my debt.? I have so much debt and bills that are due at the same time of the month and I cannot seem to get on top of it.? I am trying the Ramsey approach, but do not want to hurt my credit score.? I just cannot seem to pay all of my bills on time and the balance never seems to drop.

My financial situation:
I am a good candidate for this loan because I am trying to pay off my debt so that if I get laid off I will not be in deep trouble.??? I also have a dream of working with my husband in his photography business.? He has been doing photography on the side for years, and recently went full time with it.? He has gotten allot more business but is not good with managing money and general business practices.? I?have allot of experience with that in my career and desire to work with him to get this business profitable.???He has so much work right now that he is unable to handle it in the time frame he desires.? Right now we can't afford for me to quit my job with all of the debt we have.? It is?our dream for me to be able to get in there with him and make this business?a big success?as I know it can be.? My husband's clients love his work and refer many people to us.??I know?my husband?has the talent and drive to make it profitable but he needs my skills in making the business side work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1977	Debt/Income ratio:	48%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$48,352	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unconquerable-kindness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of some bills and college money
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I a hard worker and I will pay it back

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $?385.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$431.56

Auction yield range:	17.18% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$409	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	5
Screen name:	affluence-brilliance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with some debt
Purpose of loan:
This loan will be used to fix up my credit report.

My financial situation:
I am a good candidate for this loan because I have straightened up my act and will use the funds to clean up my credit report in order to purchase a home.

Monthly net income: $

Monthly expenses: $
??Housing: $1,100
??Insurance: $90
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $60
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $112 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$116.23

Auction yield range:	4.18% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1997	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$42,390	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balanced-transaction9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? pay off my credit card with the highest interest rate.? I would like to secure a loan to pay off my credit card debt at a lower interest rate and free myself from debt as quickly as possible.?

My financial situation:
I am a good candidate for this loan because? I am an honest and dependable person looking to free myself from debt as quickly as possible.? I have a very stable job, and have been employed at the same company for 9 years, and currently serve as the Vice President of Finance.? I currently have the funds available to pay off this credit card in my savings account, but I would like to keep those funds available in the event of an emergency.? I earn an annual salary of $82,000 and am able to document this with pay stubs and prior year W-2s.? My current monthly expenses are $1,200 housing, $560 auto, $400 credit cards, $150 utilities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 30.66%	Starting monthly payment:	$49.24

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,652	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Homebody48	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 6% )	640-660 (Mar-2008) 560-580 (Jan-2008)
Principal balance:	$2,487.73	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
starting a business from home
Purpose of loan:
This loan will be used to?start my own business and use small amount for dental work. I am looking to supplement my income by working from home because I am an amputee who walks on a walker.? It is hard to find a job.? I have found a good home based business that I know will work.

My financial situation ??? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ??? i
I am a good candidate for this loan because I have a great business plan.

Monthly net income: $ 1,722.00

Monthly expenses: $
??Housing: $ 343.
??Insurance: $ 240.00
??Car expenses: $ 104
??Utilities: $ 70
??Phone, cable, internet: $ 92
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 50.
??Credit cards and other loans: $65.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.83%	Starting borrower rate/APR:	29.83% / 32.21%	Starting monthly payment:	$635.38

Auction yield range:	14.18% - 28.83%	Estimated loss impact:	15.32%
Lender servicing fee:	1.00%	Estimated return:	13.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1991	Debt/Income ratio:	48%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$45,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-return3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? consolidate high intrest card

My financial situation:
I am a good candidate for this loan because? I always ensure my bills are paid

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 250
??Car expenses: $1000
??Utilities: $ 180
??Phone, cable, internet: $ 200
??Food, entertainment: $300
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	58%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$84,218	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rooms208	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high credt cards
Purpose of loan:
The purpose of this loan will be used to pay off high credit card balances.

My financial situation:
I am a good candidate for this loan because I have never been late on any payments.
Monthly net income: $ 6500.00????????

Monthly expenses: $
??Housing: $ 1103????
??Insurance: $?40
??Car expenses: $ 408
??Utilities: $ 150
??Phone, cable, internet: $?100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$5,284	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	boisebasca	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,413.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Generous lenders-need help again!
Purpose of loan:
This loan will be used to? take care of some unexpected obligations.

My financial situation: Securing a loan? will help me take care of life's unexpected. Everything in life seems to be going smoothly and poof here comes the unexpected (illness, appliance repair or replacement, auto repair). Always expect the unexpected!!!

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ included
??Car expenses: $200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$173.69

Auction yield range:	14.18% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1981	Debt/Income ratio:	24%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,729	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	silverbaywolf	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$3,135.10	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Reduce Interest Rates
Purpose of loan:
I just received an email invitiation from Prosper to apply for another loan.?According to their email, since I have had an excellent repayment record with them,?they are suggesting that I?pay off?any higher interest rate credit cards?with a new Prosper Loan.? My plan is to?eventually purchase a small 5?acre farm of my?own so I can bring my horse, Roper, (who you see in my picture) home from the boarding stable and put the board money toward?a house payment. Consolidating?my current debt would hasten?by ability to save more?for my down payment each month. ?

My financial situation:
I am a good candidate for this loan because? I am responsible, pay my bills on time (hence the invite from Prosper), and?have good job security.? ?I have?no dependents other than my horse,?Roper (see picture).???My debt to income is very reasonable and this new loan payment would actually be less per month?since I will be paying off my high rate credit cards.

Monthly Net Salary?Income: $4995.00
Gas Reimbursement:????????????? $300.00
Total Monthly Income:???????? ?$5295.00

Monthly Expenses: $2065
??Housing: $?No housing expense-- I am?care taker for a?small farm in lieu of rent.
??Insurance: $ 175
??Car expenses: $ 540 loan???
??Utilities: $ 150
??Phone, cable, internet: $?150
??Food, incidentals?$250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 295
??Other expenses: Horse care:?$250??
? Student Loan$155?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$65.86

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	31%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,370	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	depsce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$1,898.51	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off current debt credit cards with high intrest
My financial situation:
I am a good candidate for this loan because?? i have a strong work ethic and have a stable income i have always made all payments on all accounts on time and they are all in good standing i need this loan to help me get out of debt and pay off credit cards.

Monthly net income: $ 33000 38000

Monthly expenses: $
??Housing: $ 524
??Car expenses: $ 360
????Phone, cable, internet: $ 25.00
????Clothing, household expenses $
??Credit cards and other loans: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$596.32

Auction yield range:	17.18% - 23.99%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1992	Debt/Income ratio:	36%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$72,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CollardEnterprises	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 700-720 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$1,570.44	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Expanding BioDiesel Business!!
Purpose of loan:
? C0llard Enterprises, Inc. (C0llard Green Fuels) needs you help expanding!? I require financing to expand my business.? I am looking to purchase production equipment and supplies to expand producing BioDiesel for customers I already have.? I have been producing BioDiesel on a small scale now for over a year and want to take the next step.? I have a constant supply of FREE waste vegetable oil (WVO) as well as 500+ gallons already on hand.?

I am currently selling centrifuge filtered WVO for $1.50-$1.75/gallon

Biodiesel will be sold at $2.00-$2.25/gallon depending on the price of methenol.

Visit?www.c0llardgreenfuels.com (replace the 0 with an o)

?Will you help say NO to big oil?!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	7y 2m
Amount delinquent:	$220	Revolving credit balance:	$626	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	balance-emperor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home floor up stairs and down
Purpose of loan:
This loan will be used to?
Upgrade my home.
My financial situation:
I am a good candidate for this loan because?
Dependable
Monthly net income: $
85,000 appox
Monthly expenses: $
??Housing: $ 1599.00
??Insurance: $ 187.00
??Car expenses: $ 815.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 35.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1983	Debt/Income ratio:	43%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,241	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	sage9	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosperous ventures
Purpose of loan:
This loan will be used as? Flexible income to assist with investment property for the purpose of resale and profit.

My financial situation:
I am a good candidate for this loan because? I have a great history for repayment of debts.?I'm always on time with my payments, and I always send in more than the minimum monthly due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1987	Debt/Income ratio:	84%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,539	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	simplyamy	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Savings Needed
Purpose of loan:
This loan will be used to provide a buffer in?my savings account.? Some recent bills have depleted it and I like to have a cushion for unexpected expenses.? I will be receiving a bonus check in November for over $2000 and would be able to repay the entire loan at that time.

My financial situation:
I am a good candidate for this loan because I have 3 part time jobs.? Ie have made great strides in?my financial situtation and look forward to improving?my credit rating.? Even though,?I may?have some late payments in?my past,?I have never defaulted on an obligation and would fulfill this one.?

I own my vehicle outright and have over $50000 in an IRA.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,289	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	astute-penny	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down credit cards
Purpose of loan:
This loan will be used to?
pay down the balance on my credit card and give me more flexibility to advertise and promote my business????
My financial situation:
I am a good candidate for this loan because?I earn a good living wage and can easily afford the payments of this loan. I was merely behind due to a domestic situation that has since ended and been resolved. I am at a very? stable place of employment with an established?clientele.????

Monthly net income: $
3250.00????????????????
Monthly expenses: $
??Housing: $ 730????
??Insurance: $ 51
??Car expenses: $ 125
??Utilities: $?140
??Phone, cable, internet: $ 86
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 226
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,673	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	first-caring-funds	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funds for practice purchase
Purpose of loan:
The purpose of the loan is to purchase an existing medical practice in Elmhurst, NY.? (Queens county).??

The selling physician is a Primary Care Physician.?She has?practiced at the existing location for 27 years as a sole proprietor and she is?retiring.?Since 1962, this office location has always had a physician in practice and?in 1982, the current physician purchased the practice. Thus, the office has operated as a private medical office for 47 years.?
This borrower (?I )?am a Podiatrist ( with an MBA in Health Administration ).?I am seeking acquisition and purchase of this practice in order to make it a private medical group practice? (Primary Care and Podiatry Care). This business model?will offer a?greater diversity of services and integrative care for the patients.??
The selling physician?will remain with me in the practice for a minimum of 3 years with a 5 year option.? Currently, the selling physician has?practiced for 20 hours/week with revenues of $140,000 in 2008 (Schedule C). Over the course of the practice,?I will add a part time?Primary?Care Physician to?practice an additional 10 hours/week.? Also, I currently have a Podiatry patient base from my former employer?(Catholic Charities)?that has group homes for persons with?developmental and cognitive disabilities.??Thus, this practice will have additional revenues which will support my ability to make monthly payments to the loan. ???

The loan proceeds will be used for the following:??? Total: $8,000

Good Faith deposit?to selling physician?$1,000
One month lease (rent) $2,500
One month of expenses (including payment if granted loan)?$1,500
One time payment to attorney (articles of incorporation) $1,000

The funds will allow me start up costs while revenues from patient payments are generated into the practice.

My financial situation:
I am an excellent candidate for this loan due to my good credit history with creditors, my ability to maintain two real estate properties,?a stable history of employment, previous business ownership of a Podiatry medical practice in 1996, and a very comprehensive business plan for purchase of the existing medical practice.
In addition, I am an individual with high moral character and integrity.? I appreciate any assistance that you can offer so that I can begin my practice.?I can provide any additional information that you need to support the approval of this loan. Your cooperation is greatly appreciated.

Sincerely,
Doctor seeking business loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1992	Debt/Income ratio:	61%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,583	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	littlelady63	Borrower's state:	Ohio	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	600-620 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 740-760 (Jul-2007)
Principal balance:	$3,416.33	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
home
Purpose of loan:?paying off creditcards
??Housing: $ 900
??Insurance: $ 250
??Car expenses: $ 0
??Utilities: $ 175
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $?500??Credit cards and other loans: $?175??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$76.31

Auction yield range:	8.18% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1978	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	determined-capital4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College tuition
Purpose of loan:
This loan will be used to pay for college.? I am currently employed and a computer software company and would like to advance my career with the proper training.?

My financial situation:
I don't make very much a year.? I am paying off credit card debt and I have two small children.? I am a single dad so they are my first priority.? College could really set me in the right direction in obtaining the career I've always wanted.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	8.18% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1998	Debt/Income ratio:	84%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$62,094	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jasjeje	Borrower's state:	Ohio	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business debt consolidation
Purpose of loan:
Debt Consolidation

My financial situation:
Perfect payment history for decades.
I'm a successful business owner, Air Force veteran, real estate investor, and I've been happily married for 23 years with a loving family.
My current job as an accounting supervisor for the world's largest accounting service is secure, unless the current administration drastically cuts the defense budget.
My wife is now a registered nurse (since Aug 2009) and our income will surely double once she gets a job, which should be any day now.

Monthly net income: $ 6,000 (expected to be $10,000\month in late Sept 2009)

Monthly expenses: $ 5,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1998	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	17y 5m
Amount delinquent:	$1,689	Revolving credit balance:	$380	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ljc085	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$1,085.06	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off pay day loans
Purpose of loan:
This loan will be used to? pay off pay day loans

My financial situation:
I am a good candidate for this loan because?Paying these loans off will free up 400.00? a month. WE ARE CURRANT ON ALL OUR BILLS NOW THAT MY WIFE WENT BACK TO WORK THIS MONTH.?JUST NEED TO PAYOFF?THE PAYDAY LOANS TO GET BACK ON TRACK AGAIN, THANK YOU FOR ALL YOU HELP

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1534
??Insurance: $ 150
??Car expenses: $?377
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $450
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1985	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,142	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dreamweaver43	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 8% )	580-600 (Jul-2008) 580-600 (Jun-2008)
Principal balance:	$527.07	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan needed for downpayment
Purpose of loan:
This loan will be used to? put a down payment of a van and pay off the first loan.? My daughter is getting deployed and our small car will not fit the kids and all of their stuff in it.? Our car is on its last leg.? Thank you any help would be greatly helpful.? My goal is to pay down my debts and keep my credit scores and stop spending money where I can be saving it.? Thank you

My financial situation:
I am a good candidate for this loan because? Because I am already ahead of my payments even though I missed one payment.? I made sure I corrected my mistake
And I intend to pay ahead on this loan.
Monthly net income: $ 1466.00 after taxes my husband also brings in 1500.00 plus a month depending on overtime

Monthly expenses: $
??Housing: $ 385.00
??Insurance: $ 50.
??Car expenses: $ 200.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1998	Debt/Income ratio:	49%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	7y 0m
Amount delinquent:	$2,025	Revolving credit balance:	$7,913	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	GDInvest	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 640-660 (Aug-2008) 640-660 (Jan-2008) 680-700 (Sep-2006)
Principal balance:	$2,724.45	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Requesting 4th Loan w/Prosper
Purpose of loan:
This loan will be used to consolidate debt.? I attempted to put up my 4th listing a month ago and was not funded.? As I've had three other loans funded, I was surprised.? I've never been late on a payment....I realized that my credit score had dropped from a C to an HR, although my score had not changed.? I started looking at my credit and realized that paying off credit cards and smaller loan balances would greatly increase?my score.? So........I'm attempting to obtain this loan to consolidate that debt and pay it off.? Paying off the high interest credit cards/other loans through Prosper makes sense.? I know the Prosper loan will be paid off in 3 Years and after paying off the credit cards I will simply close them so I'm not incurring new debt.??

My financial situation:
I am a good candidate for this loan because? I have a proven?track record.? I have had three Prosper loans, never been late, paid two in full and am currently paying on the third one, no issues.? I own my own home and at this time am renting a portion of it out to friends.? They have lived with me for the last?3 years and have never been late in their rent payments or obligations.? They also have no plans on moving out and that income will be available for at least the next year.? I am also currently a lender at Prosper.? I've had only one account that went into collections and have been happy with the results from the borrowers I've assisted in funding.

Monthly net income: $8,000.00 - this includes rental income from my boarder (increased rents since last listing)?

Monthly expenses: $
??Housing: $1,500.00 - Explanation below
??Insurance: $116.00
??Car expenses: $0.00 - Explanation below
??Utilities: $100.00?- Explanation below
??Phone, cable, internet: $110.00
??Food, entertainment: $400.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $143.00 (other prosper loan)
??Other expenses: $0

Please Note:? I do not have a delinquent amount of $2,025.00.? I recently had my home loan modified and the mortgage company incorrectly reported this amount.? They are in the process of removing it from my credit report as we speak.?
The housing payment is after the income regarding renters has been applied.? My car expense is reimbursed by my employer in the form of mileage reimbursement.? Each month my mileage reimbursement is at least $500.00, the car payment is only $423.00. Utilities are split between myself and my renters.? Phone and internet are reimbursed by my employer as I work from home.?? I have been with the same employer for the last?7 years and have no plans to change or alter my current place of employment.? I am rated as an exceeds employee and?a change in my career is not likely.? Thank you for taking the time to review my listing.? I
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,837.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 18.16%	Starting monthly payment:	$99.71

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,923	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	higgins08	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$1,372.46	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Website/ Marketing Campaign
Purpose of loan:
We have survived the crucial first two years of being in business and we are ready to take our business to the next level. The old saying goes, "The cobbler's children go barefoot" and in our case we are a Web Consulting company that has not yet fully utilized our website to bring in new business. So with this loan we will invest in our website and start using to get the right kind of clients for our set of service offerings.

My financial situation:
As I said, we have made it to year three in our business, so we know how to serve our clients and add value to their business. We are ready to start fine tuning our marketing system and use our web offerings to streamline serving our current clients and also getting new clients.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$369.09

Auction yield range:	17.18% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1997	Debt/Income ratio:	23%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	10y 0m
Amount delinquent:	$587	Revolving credit balance:	$7,993	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionary-wealth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goal: No debt = New life
Purpose of loan:
Consolidate debt & get lower rate
Goal: be debt free (with exception of mortgage and student loans) & raise credit score
Finacial Situation:
I'm a good candidate for this loan because I am reliable, focused, committed & can pay it back
Job: university for 10 yrs & earned additional income as a real estate agent & owner consulting biz (recently incorporated)
Bought home 2 yrs ago
Credit card debt (fixing car, travel to & from FL for daughter's funeral arrangements & tend to daughter's legal case), installed water softener, & air conditioning/heat pump unitExpenses:
Mortgage: 30 year fixed @ 4.5% - $2100/mo
Utilities: $150 - $190/mo depending on season
Time Share: $410/mo
Credit Cards: $700/mo (we pay more than minimum ea. month)
Student loan: $300/mo
Internet & real estate fees paid fr commissions & consulting income (biz expenses)

Background:
Our teen daughter was killed by a stalker 5 yrs ago & we are still awaiting trial in FL-hence the travel
We work hard & consistently. Past 2 yrs gross income: $104k and $106k, w/ the most of the commission and consulting monies being invested back into real estate & consulting endeavorsHusband grosses $58k to $66k based on avail OT Lead simple & modest life with our Shih Tzu (pic), & wish to assist others once debt free & liberated I'm excited about this opportunity, humbled there are people willing to invest in individuals & families (all while taking into account circumstances that traditional banks do not consider) & hope that investors find our request both compelling & worthy. We will truly be able to "pay it forward" once we repay this loan (I'm thinking positively - smiles).

I am a board member of local community hm owners assoc, &? buy into a community farm share to support local farmers. W/in 3 yrs, I'll establish an org in daughter's memory and will be dedicated to helping other teens. Thank you for looking and lending!

NOTE: Delinquency on credit due to mix-up between automatic payment withdrawals with my bank and Sallie Mae student loans.Correction in progress (ask ?'s for further info)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	9y 6m
Amount delinquent:	$17,676	Revolving credit balance:	$1,122	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	5
Screen name:	stevenwe	Borrower's state:	NewYork	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	620-640 (Latest)
Principal borrowed:	$1,675.00	< mo. late:	1 ( 4% )	620-640 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Get New Auto Loan
HI everyone ,

First let me start off , this is my 2nd time applying for a loan on prosper , , My first time was about 4 years ago, I was approved and paid the loan in full

This time around i am in the market for a better family car , and going the minivan route my credit is not the best as of late , but most of my obligations are in good order
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1987	Debt/Income ratio:	48%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	happy-justice	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills whil in school
Purpose of loan:
This loan will be used to paying bill while I attend School?

My financial situation:
I am a good candidate for this loan because I am already in college and I am working full time?and if I need it I do have a co-signer ready

Monthly net income: $ 1100

Monthly expenses: $
Housing: $
??Insurance: $
??Car expenses: $ 485.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$713.05

Auction yield range:	8.18% - 16.00%	Estimated loss impact:	7.36%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	29%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,471	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kindness-commando	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills/back to school
Purpose of loan:
I am consolidating my debt from diffferent areas to simplify my monthly payments and save some money. This consolidation would include?$14,400 spread over 4 credit cards (8.4%, 13%, 15%, 14.5%). The remaining $5,600 would be used for me to go back to school?and get my special education licensure (master's work) to continue teaching in my field.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment in my entire life. Either way I am going to pay this debt off. This is not a matter of not being able to pay off my debt. By consolidating my debt I save money, by avoiding compunding interest and you make money with a much higher return than a 1% earnings in a?generic savings account.

I am a Special Ed teacher in Minneapolis, but I am on a variance and if I do not go back to school?they will not rehire me as a special education teacher. I am guaranteed a?regular ed. position which I would take, but I'm more passionate about working with?special needs students.?I make $40,000 a year with an oppurtunity to teach summer school and make an aditional $5,000.

I appreciate your time in reading this. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$200.04

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1993	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$67,951	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	fervent-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye to CHASE Bank
Purpose of loan:
This loan will be used to pay off a Chase Bank credit card that has an obscene interest rate.

My financial situation: We have been paying $500-$600 monthly on this Chase card. We cancelled it today. I would rather pay the interest on the amount owed to any party other than Chase.
I am a good candidate for this loan because?my wife and I are responsible, hold solid jobs, and honor commitments (including paying on time).

Monthly net income: $12000 ($170000 gross) Wife and I both teachers on year round contracts.

Monthly expenses: $6000 (including the following):
??Housing: $2886 + $1456 (second)
??Insurance: $996 annually
??Car expenses: $ 249
??Utilities: $225
??Phone, cable, internet: $190
??Food, entertainment: $400
??Clothing, household expenses $150
??Credit cards and other loans: $1000
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2006	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,745	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	liberty-force	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards

This loan will be used to consolidated my debt

I am a good candidate for this loan because, I will pay it every month from my bank account and my monthly income allows me.

<<b>Monthly net income: $ 7,100

??Housing: $ 2,200

??Insurance: included in home mortgage

??Car expenses: company car, i have no expenses for the car

??Utilities: $ 220

??Phone, cable, internet: $200

??Food, entertainment: $400

??Clothing, household expenses $200

??Credit cards and other loans: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2000	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,622	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jarseeee	Borrower's state:	Illinois	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	660-680 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	1 ( 3% )	660-680 (May-2009) 540-560 (Oct-2006)
Principal balance:	$444.02	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Debt Consolidation - Rebuilt Score
Loan Purpose:
I would like to consolidate my debt into one monthly installment and rebuild my credit.? I realize now that I would like to buy a property someday and having a good credit score is very important.?? My credit card interest rate at Chase is 29.99% and 19.99% and really hoping to receive a lower rate. I would really like this chance.

Credit History:
I have had a fairly good credit until after I graduated from college when I fell behind with my bills during my job search and unemployment while having to pay for rent.? Therefore, my credit took a hit for the worse.?? In addition took a hit when a person used my identity to open two credit card accounts under my name and they were finally resolved this year.

Repayment Ability:
I have a very stable employment and earn $39,500 per year.? I live at home and see below for list of expenses.? I had a previous loan with Prosper and next month is my last payment? and my payments were 99% on time. I do keep up with all my bills. In addition to my Prosper loan, I paid off two other credit cards this year.

Monthly Income:
$2374
Debt
Student loans - $151; Prosper account - $222 (paid in full on Oct. 13, 2009 - excellent status); replace with new loan $300
Expenses
Cell phone - $80; Car insurance - $80; Gas and Metra - $150; Food - $200; Pet care/food - $50; Misc. - $200
Total expenses and debt - $1433; Total cash flow after expenses and debt - $941As you can see I am a good credit risk and this loan will improve my monthly cash flow and overall financial situation so I can save for a future home.Thank your for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$95.51

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1977	Debt/Income ratio:	27%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Retired
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,918	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-arrow6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Create Monthly Surplus
Purpose of loan:
This loan will be used to? to pay off some existing debt so that I can have a extra funds left at the end of the month once all my monthly expenses are paid.

My financial situation:
I am a good candidate for this loan because I have good credit and a steady income that will allow me to make monthly payments on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$435	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-goblin8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card & Loan
Purpose of loan:
This loan will be used to? Consolidate my credit card and personal loans

My financial situation:
I am a good candidate for this loan because? I have a $15,000.00 Annuity due from Workers Comp. Settlement, due at end of year.

Monthly net income: $ 926.31

Monthly expenses: $
??Housing: $ 0 - live w/?family
??Insurance: $ 78.60
??Car expenses: $ 660.42????
??Utilities: $ 84.29
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2000	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,889	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	durability-tulip	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working on my roof, painting
Purpose of loan:
This loan will be used to? Home improvement in my home in Dallas Texas, Which is paid for.

My financial situation:
I am a good candidate for this loan because the property is paid for, i will not default on my loan

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses100: $
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$673.88

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1970	Debt/Income ratio:	26%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$73,637	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-reverent-deal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? of pay history and dependability to obligations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1987	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	3
Screen name:	trade-eclair	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Loan
Purpose of loan:
This loan will be used to move my family. My wife was in a serious car accident October, 2008. We are waiting for her car settlement to come through. We have lived in our apartment for 11 years and on top of everything else, our landlord past away. His heirs have decided to sell the property, thus we need to move.

My financial situation:
I am a good candidate for this loan because in addition to my steady employment I also have another $30-40,000 in income I bring in a year doing online sales. I am motivated to pay back my loan because I went bankrupt and was discharged in January, 2009, thus I cannot afford to not repair my credit. Anyone who decides to bid on this loan will make money for themselves because I am willing to pay a high interest rate. I will never miss a payment, because quite simply my family comes first, and it is important to me to take care of this debt if I receive the money, as well as take care of my wife and my 8 year old child. We have no family to borrow from, thus we are unfortunately, with the loss of my wife's income in this terrible situation.

Monthly net income: $ 5,000

Monthly expenses: $ 2790
??Housing: $ 1600
??Insurance: $?140
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$442.17

Auction yield range:	11.18% - 21.50%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	34%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$81,155	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rainbow421	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off high interest card
This loan will be used to pay off 1 high interest credit card and put a dent into another. Missteps last year caused BOA and Juniper to raise my rate to over 29%. I prefer to pay them off and leave alone to avoid lowering my credit score more. I am a good candidate for this loan; I have been steadily employed for over 25 years and have only changed employment to advance my career. My credit cards, loans, mortgage, and utilities are in good standing. My husband contributes to the household expenses but I want to extract myself from my credit card debt on my own.

My monthly net income is $3,800.00 which does not include my husband?s contribution with the mortgage and bills. He provides $700 - $1,000 monthly that goes toward the expenses below.

A snap shot of my current monthly expenses are:
Housing: $ 1,500.00 (mortgage & equity loan)
Revolving credit owed includes my home equity loan amount of $52,000
Car expenses: $ 500.00
Daily living expenses: $1,065.00
Credit cards and other loans: $ 950.00Please take a chance on me.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	16%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,852	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vibrant-openness2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel Kitchen
Purpose of loan:
This loan will be used to? do some small remodeling in my kitchen. My house has been totally redone with the exception of granite counter tops in the kitchen.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and feel that I am very responsible financially. I have been trying to re-build my credit status after a divorce.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,486	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-transaction-angel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off musiciansfriend card
Purpose of loan:
This loan will be used to? pay off hsbc bank?retail store card

My financial situation:
I am a good candidate for this loan because?? good credit for many years

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 42.00
??Car expenses: $ 80.00
??Utilities: $ 45.00
??Phone, cable, internet: $ 89.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $?800.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1987	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 15	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	45	Length of status:	11y 7m
Amount delinquent:	$7,446	Revolving credit balance:	$9,673	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bright-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to consolidate debts so we can continue to assist our parents who are on fixed incomes.? We pay our mortgage, as well as my father-in-law's and pay for my mom's health insurance, in addition to other various expenses.

My financial situation:
I am a good candidate for this loan because we have more than enough income to repay the loan.? Just need to catch up.

Monthly net income: approximately $10,000, both my husband's and mines.? We both have professional jobs - my husband works for juvenile hall and I for a legal firm.

Monthly expenses: $
??Housing: $ 5,500 (mortgages)
??Insurance: $?450 (including life insurance)
??Car expenses: $?200?(gas)
??Utilities: $?150
??Phone, cable, internet: $150?
??Food, entertainment: $ 150
??Clothing, household expenses $150
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.60%	Starting monthly payment:	$39.02

Auction yield range:	8.18% - 19.00%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,727	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	golden-bonus	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used?to pay down a high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I have been consistantly on-time with all my payments on my mortgage, credit cards and current auto loan.

Monthly net income: $ 3300

Monthly expenses: $ 2876
??Housing (Mortgage): $ 1182
??Insurance: $ 109
??Car expenses: $?100
??Utilities: $ 160
??Phone, cable, internet: $ 70
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $?545
? School Loans: $138
? Car Loan: $397
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$86.77

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1988	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,955	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	17%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sun2one	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 71% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 8% )	640-660 (Jul-2007)
Principal balance:	$421.83	1+ mo. late:	5 ( 21% )
Total payments billed:	24
Description
Cleo's Vet Bills
Purpose of loan:
I want to use this money to pay for my dog's vet bills.? She is in the hospital for the 2nd time this year.
My financial situation:
I have been working as a teaching assistant in a 3 year old exceptional child classroom for almost 2 years.? I also just started a part-time job at the mall.?
Monthly net income: $ 2600

Monthly expenses: $ 2033
??Housing: $ 1100???????
??Insurance: $?8
??Car expenses:?$60-gas; $185-payment; $80-insurance?
??Utilities: $ 150
??Phone, cable, internet: $ 50 (no cable)
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$519.07

Auction yield range:	17.18% - 21.50%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1988	Debt/Income ratio:	81%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$44,962	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	chgobullsfan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	0 ( 0% )	640-660 (Oct-2007)
Principal balance:	$8,110.65	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidate
Purpose of loan:
Business Loan

My financial situation:
The loan request is stemming from slow collection of accounts receivable incurred by my business.? We are very busy and there is no shortage of work.? AND clients are paying their bills, however, instead of 30 days or so, some clients are paying in 50 days.? I have been in business for 14 years and have never been late in paying a single invoice.

Thank you for your time reading my post.?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1750
??Insurance: $ 225
??Car expenses: $ 275?
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $ 225
??Credit cards and other loans: $ 725
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,494	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	compassion-eclipse	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1997	Debt/Income ratio:	7%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,770	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	46	Homeownership:	No
Inquiries last 6m:	7
Screen name:	loyalty-dreamer	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting My Life Together
Purpose of loan:
I have had some medical bills that have taken away from my savings. I currently have 1500 saved

My financial situation: I recently graduated from college and started a new job. My car is in bad shape and need a more reliable form of transportation.
I am a good candidate for this loan because I realize the my past financial mistakes. I just need a chance to start over.

Monthly net income: $ 3,340

Monthly expenses: $
??Housing: $700
??Insurance: $50
??Car expenses: $120
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Medical expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$960.30

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1980	Debt/Income ratio:	31%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	76	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,390	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dime-spartan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to payoff my 4 credit cards. I have NO 30 day notices in my credit file, have EXCELLENT history with all my creditors, however, since the economy tanked, my beacon score dropped due to the revolving accounts, and the outstanding balances. As stated, will payoff all but 2 of my credit cards, those two have zero interest if paid with the promotional period, which I will do (Best Buy for example)

My financial situation:
I am a good candidate for this loan because I'm been in the financial industry for 27 years, recently accepted a position with a bank closer to my home, which is why my present lenght of employment is less than 2 years. I have strong cashflow, disposible monthly income of $2,500, and a wife that's is an estate paralegal. I don't borrow the money from my employer, due to others who work within my company having access to my personal information.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2003	Debt/Income ratio:	59%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	19y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,135	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	autonomous-deal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off creidt card/ loan debts
Purpose of loan:
This loan will be used to? Combine debts to one low payment.

My financial situation:
I am a good candidate for this loan because? I do believe in paying my debts and the proof shows in my credit reports.? Also my wife and both combine our incomes to pay off our debts.

Monthly net income: $
Approximately $3600.00 but does not include my spouse's income.
Monthly expenses: $
??Housing: $ 1052.34
??Insurance: $ 180.54 for cars/? $217.00 for various life insurance
??Car expenses: $ 250.00
??Utilities: $ 240.00
??Phone, cable, internet: $ 230.00
??Food, entertainment: $300
??Clothing, household expenses $ 100
??Credit cards and other loans: $1960
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1983	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	66	Length of status:	34y 8m
Amount delinquent:	$514	Revolving credit balance:	$28,660	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tempo245	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bad debt
Purpose of loan:
This loan will be used to?
Pay off some outstanding medical bills as well as credit cards
My financial situation:
I am a good candidate for this loan because?
I have been at my job for over 15 years and I am able to work hard and pay my bills I just got behind with the extra medical bills

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1979	Debt/Income ratio:	31%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	42	Length of status:	36y 11m
Amount delinquent:	$4,318	Revolving credit balance:	$4,708	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aryion6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
paying off my credit cards
I need money to pay off my credit cards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 10.07%	Starting monthly payment:	$563.97

Auction yield range:	3.18% - 6.99%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1993	Debt/Income ratio:	20%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$35,168	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	justice-trooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
This is my first time on this web site so please be patient with me.

Purpose of loan:
This loan will be used to?

Pay off my credit cards.? I'm hoping to get a?lower interset rate than what is offered by my local bank or credit card offers.

My financial situation:
I am a good candidate for this loan because?

I have excellent credit.? I own a home and several cars (Yes I know the profile says I dont own own a home, its wrong.? The rest of the info looks accurate).

I have never had a bankruptcy or had anything go to collections.

I have a good stable county job. ?I've been with this county for over 5 years and have been in the profession for over 12 years.

I dont really need this loan, but as mentioned above, I hope to get a good interest rate and at the same time would rather have somone else make some money off me instead of the credit card companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	56%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,966	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-supernova	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Veteran Paying for Flight Training
Purpose of loan:
This loan will be used to fund flight training so I can?obtain my sport pilot certificate. ?

My financial situation:
I am a good candidate for this loan because all my bills are paid every month. ?

Monthly net income: $ 4500

Monthly expenses: $ 3500
??Housing: $ 750
??Insurance: $ 150
??Car expenses: $ 1200
??Utilities: $?150
??Phone, cable, internet: $ 120
??Food, entertainment: $?200
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$80,547	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	paigepuff	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
RELIST! PROVEN! 2nd Prosper loan
Purpose of loan:
This loan will be used to pay-off high interest credit card debt created in large due part to a # of medical bills generated?over the last?3 1/2?years resulting in a successful twin pregnancy and birth. My ?boys are now 4 ? months old?and?I have returned to my position of 7+ years.? I am thrilled with the outcome, but not the debt that has resulted.? Now that this is behind me I am ready to get out of debt for good!

My financial situation:
I am relisting to provide some clarifications.? When I took out my first Prosper loan 1 ? years ago I had a plan to get out of debt in 3 years.? Since then I have reduced my revolving debt by $25k. The first Prosper loan was requested to get me thru the last stage of these medical bills.? I was successful in obtaining the loan ? but paid it off in 6-7 months as it was my highest interest rate loan at that time.??

I have been struggling to make a dent in my credit card balances in the last 6-8 months due to the current economic situation.? I have been targeted as most of us have by the banks with?interest rate hikes/lowering credit lines.??As I pay off thousands in?debt, the credit card company lowers my?available credit?by that much.? They have also attempted to hike most of my credit card rates and I have closed the majority of my credit card accounts now.? I currently have approximately 5 open accounts.?

The net of this is that while I have been successful in lowering my debt a great deal ? I am not able to benefit with a rating befitting my payment history due to these factors.??

I have always paid all of my bills on time, am never late and there has never been a time when I have not fully repaid a debt.? I am as sure a thing as you will find to entrust your money with. I am a good candidate for this loan because I am honest, have integrity and sincerely want to be debt free!?? I continue to be gainfully employed with an excellent job in an excellent industry where my skills are highly desirable.?

My goal here is to obtain a reasonable rate which will allow me to consolidate some of my higher interest rate cards and focus on paying down my total debt.??

In January 2010 my net pay will increase by $600 a month as my Day Care Spending account deduction is more evenly distributed and my FSA deduction is reduced.?

Monthly net income:? $8,300.?? I am also very much on target for additional $18,000 bonus in 2010.

Monthly expenses:
$ ??Housing: $ 1229??Insurance: $ 0??Car expenses: $ 700??Utilities: $ 0 (husband pays)??Phone, cable, internet: $ 60??Food, entertainment: $ 200 ? Child Care 800??Clothing, household/baby expenses $?800??Credit cards and other loans: $2400???Other expenses: $??

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,475	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DeepPockets72	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 600-620 (Mar-2008) 580-600 (Feb-2008) 560-580 (Dec-2007)
Principal balance:	$619.41	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd time borrower NO LATES!!
Purpose of loan:I am an actress/model/pornstar. My stage name is Nina Jaymes ( google me)? I? have my F/T? modeling biz as described below. This is a great biz and would like the chance to further expansion.? Need to pay off debts and get a new laptop and camcorder so I can further expand in the entertainment/adult industry. My plans are to create more videos for passive income and update my site again and bring on multiple other girls, And create my own cam girl site as well.. etc etc.. Lots of plans NEED MORE MONEY!

My financial situation:
I am?self-employed and make a pretty good?living?by most people's standards. I do various photo and video shoots as a free-lancer so there is always an influx of money coming in almost everyday.? I model, produce, videography, website owner. NO LATE PAYMENTS ON CREDIT REPORT OVER THE LAST 6 YRS.
?$4000 - $8000 per Month? I average over $50k per year for the last 6 yrs.
I only have bank statements to prove my income. Most of my business is a cash business.
I receive $556 per month in child support.
However because of being self employed and inadequate verification the banks gouge me with extremely high interest rates. My computer was hacked and credit card accounts were fooled with and as of this date the banks continue to charge me exorbitant interest rates making it unbearable for me to pay no more than the minimums on most occasions. In light of things they recently dropped my interest rate a bit.
I refinanced my car loan? 04/07
From $625 a month to??$452 per month?
And I also bought a home for $ 153,000
Mortgage is $ 1150 per month? ( in process of loan modification due to down real estate market)

Credit Cards with balances:
Aspire Visa? $2165 67 min
Care Credit $ 388 bal? min payment $130
ISPC? $5500? $60 min??? (water filtration)Bank of America $1995? $45 minChase $1998 $59 minVictoria Secret $198? $10 minBest Buy MasterCard? $295? $15 min

Monthly net income: $ 4000- 8000

Monthly expenses: $
??Housing: $ 1st mtg? 812??? 2nd mtg 349
??Insurance: $?87 (car) Homeowners?(115)
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $? approx 500
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1983	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,562	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cash-mole	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate and pay off a couple credit cards.? My actual credit score is 698. I just ran this prior to joining Prosper.? I am not sure how Prosper does their rating system, but I am not a D.? Currently, I am paying out over $1000 a month and not seeing the results that I want to see in my credit card balances.? I used to own a business and when I decided to close it down, I was faced with a very tough decision: file for bankruptcy and take the easy way out or use my credit cards to cover my responsibilites and try to pay them off over time.? I chose to be responsible and have been paying the price ever since.? I have looked for help from banks and other financial institutes, but nothing ever seems to work out.? I am hoping that this will be different.

My financial situation:
I am a good candidate for this loan because have a full time job and am employed by one of the largest general contractors in the nation.? I make my payments on time and pay more than the minimum amounts.? My goal is to pay this loan off as quickly as possible and start a new chapter of my life being debt free.

Monthly net income: $ $3700

Monthly expenses: $
??Housing: $?915
??Insurance: $ 210
??Car expenses: $ 410
??Utilities: $?165
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses?
??Credit cards and other loans: $?1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2003	Debt/Income ratio:	9%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-capital0	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Screen Porch Addition
Purpose of loan:
This loan will be used to?add a screen porch to our home. We live in Minnesota and get bombarded by mosquitoes and other bugs constantly, so this will give us a great retreat in our backyard. Plus since it will be built by a family friend, we are only paying 1/4 of the normal cost, so it will also add substantial value to the home as well.

My financial situation: is excellent! Both my wife and I will be the borrowers on this loan. We have a gross household income of $63,000/yr, or $5250/month (though I can only include my income in the loan application...only because Prosper will not let us apply for the loan together...). My wife and I work very hard to maintain extremely low debt levels. We do not have car payments, our credit card is paid in full every month and our mortgage is very small. We only have a couple of student loans as debt and the total monthly payments on those loans (for my wife and I combined) is $296/month (just under $17,000).
I am a good candidate for this loan because?My wife and I are very disciplined and strong advocates of budgets (our family budget is a 14-page Excel workbook). Your investment will be made good. Thank you for helping!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$433.32

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1978	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,453	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	chief06	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to pay down my existing credit card debt.? I helped my father-in-law start a new business last fall by putting some items on my personal credit cards.? The business has been paying me back since January 2009 over over a 3 year period, but over the summer the interest rates on my credit cards were raised.? This loan will allow me to lock in a fixed rate for the remaining debt.

My financial situation:
I am a good candidate for this loan because becuase the business is paying me back.? The business has been doing good but if something did happen, I would be able to personally cover the monthly payments on this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	1y 4m
Amount delinquent:	$4,024	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amo713	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,627.97	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay down Credit Cards; Reduce DTI
I?have had a loan with Prosper for a year, with no lates. With my 1st loan, I was a C, and now, with no change in credit score, the new system shows HR.?I am not a risk. I paid down my bank card utilization, but it went back up when I had to replace FOUR major appliances in recent months.

Purpose of Loan: In the last four months, I have had to replace my air conditioner, furnace, washer and dryer, and used CC?to pay for these appliances. I would like to pay down my credit cards to continue repairing my credit rating.

Career History: I have been in the same field for 18 years, but switched companies last May to take on a more challenging/higher income role. Prior to that I was with my last company for five years.

My financial situation: I am a good candidate for this loan because?I have an excellent payment record with all of my creditors. including my first loan secured with Prosper last year. I am the sole provider in my home -- purchased myself 9 years ago, and have a history of on-time payments. I make very good money, and am also on track for a 23% bonus later this year. I have a structured budget in place -- outlined below,?and my existing income allows for ease in making my?loan payments. Additionally, while my info shows 12 open credit lines, that is incorrect. I have six, and am in communication with the credit bureau to correct this.

Explanation of DQ: I am no longer DQ due to a recently approved loan mod from my mortgager,?where in order to be approved for the modification, I needed to miss three payments,?however, I was advised that the DQ remains on the account for a few months into the new payment which is in it's second month of on-time payments.

Monthly? income: $ 4,801
Monthly expenses: $ 4,180

Housing:? $1602 (Assoc. Fee $171; $1202 1st mort.; $229 2nd mort.)
Insurance:? $104
Car expenses:? $537 ($437 payment, $100 gas)
Utilities:? $100
Phone, cable, internet:? $124
Food, entertainment:? $200
Clothing, household expenses:? $100 (primarily essentials: toiletries, cleaning supplies, etc.)
Credit cards and other loans:? $800
Other expenses:? $200 (Health co-pay; vet, gifts, etc.)
Savings:? $300 (Planning for the future)
Estimated Second Prosper Loan Payment:? $113.00?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.56%	Starting borrower rate/APR:	28.56% / 30.92%	Starting monthly payment:	$87.50

Auction yield range:	8.18% - 27.56%	Estimated loss impact:	9.16%
Lender servicing fee:	1.00%	Estimated return:	18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	14%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	51	Length of status:	1y 4m
Amount delinquent:	$13,777	Revolving credit balance:	$1,109	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deck Exstention
Purpose of loan:
This loan will be used to help fund a patio and a small deck extension.

My financial situation:
I am a good candidate for this loan because my debt to income ratio is excellent and I work for a fortune 500 company. I was recently promoted and will not have any problems making my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1986	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-nurse	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my car to lower expenses
Purpose of loan:
This loan will be used to? pay off my car.? I would like to lower my monthly expenses and also own the car.????????

My financial situation:
I am a good candidate for this loan because?I have NEVER missed a payment on my car note.? I?have put a lot of repairs into this car and want to keep it for a long time.? I have been working for St. Vincent's and St. Luke's hospital consistently and love my job.?????????

Monthly net income: $ $1926.00 plus $520.00 child support????

Monthly expenses: $
??Housing: $ 810.00
??Insurance: $ 63.00
??Car expenses: $ 220.00
??Utilities: $ 105.00
??Phone, cable, internet: $ 234.00
??Food, entertainment: $?175.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.95%	Starting borrower rate/APR:	28.95% / 31.31%	Starting monthly payment:	$104.70

Auction yield range:	11.18% - 27.95%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	6y 6m
Amount delinquent:	$650	Revolving credit balance:	$8,927	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kustom1954	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,145.21	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
daughters wedding
Purpose of loan:
This loan will be used to? fund daughters wedding

My financial situation:
I am a good candidate for this loan because?excellent payment history with prosper

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 949.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 0m
Amount delinquent:	$15,914	Revolving credit balance:	$5,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$2,267.66	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper loan score up 60 points
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
My?credit score?is 60 points higher than when I got my first Prosper Loan.I would like to continue to upgrade my credit score please?help me contiune.???I am a good candidate for this loan because..I am a good honest person who?is?determined to be debt free in two years? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.
? I have paid my account on time every month.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free?as quickly as possible.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	26%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,670	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worldview	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$3,618.88	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
child care expenses
Purpose of loan:
This loan will be used to help me get through the next two months as I increase my work hours.? I need to pay for full-time child care before seeing the financial results of my increased hours.? I have always worked hard to pay all credit cards and loans on time.? In? the past year, I have made every payment on my first loan.

My financial situation:
I am a good candidate for this loan because I have started a new position (with the same employer)? which will increase my income by $20,000 yearly.? The paychecks won't start until mid-September and this amount ($2000) will help me pay initial child care payments as I increase my hours and my income. ? I? own a home and I don't have a car loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	12	Length of status:	6y 4m
Amount delinquent:	$541	Revolving credit balance:	$287	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	a-compassion-mandolin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding business
Purpose of loan:
This loan will be used to help expand my business, It is a building maintenance and renovation company with solid accounts. Most are in apartment complexes but we also do residential accounts Some updates to equipment and marketing will be done since we are expanding to become a "GREEN" company?using and selling products that are?environmentally safe or organic in nature?

My financial situation:
I am a good candidate for this loan because I have successfully running this business for the past six years. Am ethical and honest in all my business dealings with my customers and because of this my?business has grown by word of mouth. I am looking to take the next step to expand because of demand and competition
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,669	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	credible-cash	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OPEN NEW BUSINESS
Purpose of loan:
This loan will be used to?
Open new business
My financial situation:
I am a good candidate for this loan because?I have a succesful business already which has been in business for 4 years?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 300
??Car expenses: $ 200????
??Utilities: $?280
??Phone, cable, internet: $ 214
??Food, entertainment: $ 400
??Clothing, household expenses $ 320
??Credit cards and other loans: $ 440zS
??Other expenses: $ 560
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 26.92%	Starting monthly payment:	$38.74

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,673	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-gold-spartan	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
startup inventory
Purpose of loan:
This loan will be used to? startup inventory for consulant business

My financial situation:
I am a good candidate for this loan because? honest hardworking person
Monthly net income: $1400
monthly expenses: $?665
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 85
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$212.80

Auction yield range:	3.18% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	10%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,983	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	admirable-trade	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Down High Interest Debt
Purpose of loan:
I never thought I'd be in this situation.??I started a side-business over a year ago?and didn't see the financial collapse coming.?? I racked up a large amount of credit card debt, the business didn't take off as planned?and I?can't seem to catch up because the interest rate is too high.? I've learned my lesson and want very much to get my payments under control and pay down the debt in a methodical manner.? My intent was to leave my current employer and?"prosper" but it's not in the cards at this time.? I have two young?boys in?full-time daycare and they are my?main focus right now.? I want the world for them and hope to get my finances under control so I can begin to save for their future.???

My financial situation:
My financial situation is good in that both my wife and I are gainfully employed.? My wife is a teacher and I work for a Fortune 500 company in secure sector not affected by the economy.? We generate good monthly income but don't have the free cash flow to pay down this much debt in a short amount of time.? Just looking to spread out the payments over time to ensure there is a cushion in the event of an emergency.? We are honest, good people in an unlucky situation.? Put your trust in our ability to pay on time-every time and you will not be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.55%	Starting borrower rate/APR:	15.55% / 17.73%	Starting monthly payment:	$118.78

Auction yield range:	11.18% - 14.55%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	4.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	4%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$29	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	uodeltasig	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Payoff Engagement Ring
Purpose of loan:
This loan will be used to pay off the engagement ring I purchase for my now fiance (she said yes). I borrowed the money from my parents and I would like to pay them back in full and start structuring the payments. I have used Propser in the past to consolidate an existing loan with great success. I made all my payments on time and payed the loan off well head of schedule. I plan to structure the payments and pay it off within 6-8 months.

Credit Rating Note:
Since I have closed out all of my loans, I'm technically not effectively using debt to build credit right now. I'm looking to Prosper to help me with this instead of paying off my debt directly through my parents. I have had many loans student, consumer and credit card in the past and understand how to use it effectively.

My financial situation:
I am a good candidate for this loan because I have a solid payment history and have plenty of ability to pay off this loan, and pay it off fast. I have no outside monthly debt or expenses and I've successfully used and paid off a Propser loan in the past. I have consistent tax returns and have been consistently saving between 500-1000 a month, which I will be applying to this loan in the near future. Although wedding are a costly event, we have a healthy budget which we plan to stay well within the means of.

Monthly net income: $ 3005

Monthly expenses: $ 1886
Housing: $ 738 ($1,138.36 mortgage - $400 income from renters with a 1yr contract)
??Insurance: $ 78
??Car expenses: $50 ( 237 in car payments and? 50 in gas)
??Utilities: $ 150-90
??Phone, cable, internet: $ 150 ( 55 in cell and 20 in internet/cable)
??Food, entertainment: $ 500 (200-250 in food, 225 general expenses)
??Clothing, household expenses $ 120 ( general household items and an article of clothing)
??Other expenses: $ 100 ( for unexpected expenses )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1997	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,395	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	supervisor1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 75% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 25% )	640-660 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? pay off credit cards and a personal loan to free up debt to income as well as money per month
My financial situation:
I am a good candidate for this loan because? I pay my bills on time,? I have 800 a month coming from a rental property where the mortgage is only 650.00

Monthly net income: $? 4500.00

Monthly expenses: $
??Housing: $? 1362.00
??Insurance: $? 100.00
??Car expenses: $?0
??Utilities: $?75.00
??Phone, cable, internet: $ 75.00?
??Food, entertainment: $ 175
??Clothing, household expenses $
??Credit cards and other loans: $?250.00
??Other expenses: $

I had a loan on prosper last year where I paid it off in 7 months instead of the 3 year loan I had.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1980	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 9	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	34	Length of status:	7y 2m
Amount delinquent:	$2,299	Revolving credit balance:	$3,648	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	118%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	special-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
Pay off debt.?
My financial situation:
I am a good candidate for this loan because?
I keep my promises.? I am a single christian mother who just needs a helping hand.
Monthly net income: $
3-4 thousand+ $140.00 from rental+$850.00 child support
Monthly expenses: $
??Housing: $ $1425.00,?$850.? (rental house payment)
??Insurance: $ 1232.00 /yr:? includes car, and two houses
??Car expenses: $ 335.00 + gas
??Utilities:?$300. elec. and water
??Phone, cable, internet: $ $350.
??Food, entertainment: $ 200
??Clothing, household expenses $ 150.
??Credit cards and other loans: $ Macys: $50.00, Lowes: 80.00, Bank of America:? $50.00, Monter financial: $215.00

??Other expenses: $ Bella's gymnastics:? $125/8 wks, pre K $230.00 pr mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1981	Debt/Income ratio:	49%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,165	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	economy-pilot	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
My fiance and I are looking for a small loan to pay for our reception. I have a good employment history and she will be assisting in the prompt payment of this loan, too. She is a teacher and will provide adequate resources to this loan. I also have two rental properties (one of which is on the market now) that will assist in the payoff once the property sells.
Feel free to call with any additional questions

Thanks

Kale Simspon
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$333.00

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$56,871	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	independent-transparency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save Lives with education
Purpose of loan:
Help me expand my small business teaching young children how to escape a house fire.? I have developed a new method of teaching children how to plan and execute a home escape plan.? I use a trademarked reflective blue sign to indicate where a child should go during a house fire.? Instead of teaching what not to do during an emergency I teach what should be done.? I have used "Escape and Wait" successfully in schools for approximately one year and need funds to purchase more signs.? I did realize a small profit from the first batch of signs, however, those funds were used to?start the business (build the website,?production start up charges, etc.)? The funds from this loan will be used to purchase enough signs to be used during school year 2009/2010.

My financial situation:
I am a good candidate for this loan because I have been in a secure job for over 17 years.? I have been teaching fire safety to children for over 15 years.??"Escape and Wait" the business model was proven on a small?scale during the 2008/2009 school year.? I have significant funds invested in this business and simply need a little help expanding it to more schools.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$1,013.27

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1987	Debt/Income ratio:	36%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$66,287	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off now
Purpose of loan:
This loan will be used to? consolidate debt and start on a better footing toward retirement

My financial situation:
I am a good candidate for this loan because? I am honest and always make my payments on time - just need some help getting out of debt fast as retirment is approaching fast
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$250.14

Auction yield range:	17.18% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	23%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sun-moon-stars	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$23,750.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$18,016.44	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Excellent Borrower for Small Loan
Purpose of loan:
This loan will be used to pay down my credit card.

My financial situation:
I am a good candidate for this loan, because I pay my bills on time and my?credit history shows that I pay back my loans.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$398.67

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,429	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Loanpro	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	720-740 (Latest)
Principal borrowed:	$13,900.00	< mo. late:	0 ( 0% )	740-760 (Nov-2007) 540-560 (Aug-2006) 540-560 (Aug-2006) 540-560 (Jul-2006)
Principal balance:	$5,047.31	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Paying off My Hsbc again.....
Purpose of loan:
This loan will be used to? Pay off my HSBC Loan and pay down my 3 Mastercards..This will bring up my score! I am not HR that is totally ridiculous! I have a okay score just some high utilization of my cards that I use all the time. And have a O delinquency and

My financial situation:
I am a good candidate for this loan because?I have been paying everything on time for years, I work very hard and keep up on all my bills as you can see I have not been late once on either loan with Prosper or any of my credit cards (Nothing). I will not pay more than the 18 percent.The only reason my score is low is because of the New Millenium. I got 11 percent on the loan with Prosper the last time?? please take that into consideration when giving me this loan.. My balance is 5000 on the loan I currently have on Prosper. the previous other loan is paid in full..I have a low mortgage, my house is very taken care of and is a priority as I will be selling it in a few years when the market recovers and my son is moved out. I wont need 4000 sq ft home.? I? have a lot of equity even though the market is down. My Land Rover is paid for and is? in great condition. I am currently working on paying down all my debt to bring my score up. I am currently going back into Real Estate as I have my license in Ca and will have it soon in Colorado by Jan 2010.? ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2000	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 1m
Amount delinquent:	$60	Revolving credit balance:	$1,737	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-orbit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a New Kitchen and Bath
Purpose of loan:
This loan will be used to put in a new kitchen and bath.? The house was built in the early 1900s and the kitchen is from the 1940s to 1950s time frame.? The return on investment on this is project will be double what is put into it.? I sell for a Kitchen and company and everything is being purchased for cost.?

My financial situation:
I am a good candidate for this loan because I am a good financial situation.? I have a stable job and spend my free time fixing up the house.? With updating the kitchen and bath we will get a great return on the investment as well as making my living arrangement much more comfortable.?

Monthly net income: $ 5000.00

Monthly expenses:?
??Housing: $ 350.00????
??Insurance: $ 150.00
??Car expenses: $ Work Pays for this
??Utilities: $ 200????????????
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 0

My Fiance makes an additional $40,000 a year to add on to my income.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.90%	Starting borrower rate/APR:	23.90% / 26.19%	Starting monthly payment:	$313.44

Auction yield range:	17.18% - 22.90%	Estimated loss impact:	19.31%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1979	Debt/Income ratio:	51%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,219	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-hero3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay down our credit card debt. My fiance and I have been together 5 years and got a bunch of credit cards now we are over our head in debt. We have been trying to save so we can get married?but just dont have the funds to do so right now. Being able to pay off our credit cards and just make one monthly?payment would help in so many ways. Not only would the payment be less, but our credit card debt will be wiped out in three years versus us paying only the minimum monthly payments and would be outfrom underneath?the mountain of debt. I just would like to have to stress of bills taken off our shoulders so we can consentrate on saving for our wedding.?

My financial situation:
I'm a great candidate for this loan because not only do I have a great credit score but I understand the importance?of maintaining a good score.?I have never been late on a payment and am very responsible. I am a full time employee who's been with the same company for 6 years. Our company is expanding?and my responsibilities as will my income. My Fiance is also a full time employee and together we make decent money. Although this loan is?mine, we do live together and split all the house hold expenses. Below is a list of?my income and expenses which represent my half of our living expenses.?

Income: $2000

Debts:
Rent:?$680
Credit?Cards: $275
Utilities: $92.50
Car Payment: $250
TOTAL:?$1298?
This leaves approximately $700 for living expenses (gas, insurance, vehicle maintenance, entertainment, groceries, etc.) This also allows us to save for our upcoming wedding so we can start our life together as husband and wife NOT buried under a mountain of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,555.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$382.17

Auction yield range:	17.18% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1972	Debt/Income ratio:	132%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	21 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	45	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,831	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Jul-2009) 680-700 (Aug-2008) 640-660 (Jul-2008)
Principal balance:	$1,187.90	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
DON'T NEED CHS 29.99% OR USB 28.99%
urpose of loan:
Last Car Payment in September. Do NOT need Chase card at 29.99% or US Bank Credit at 28.99%- BID NOW!
This Second?loan will be used to?pay?down credit card debt.? I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN.?Hope to finally?get another Prosper loan as well as helping lots of other Prosper members as a Lender.? When I lost my good job in '90, Credit cards had?to go to mostly minimum payments.? Got a second Mortgage in 1995 to pay off most of them.? This 2nd was?PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.? Believe me, I fully understand how difficult debt??
can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying?
off high limit creditors One-By-One.? Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who?bid on
my 1st Prosper Loan and transaction-animal8 who was kind enough to place a bid on my try for a 2nd.
I still plan to be a Prosper Lender and I will remain active in my bids to help out many more Prosper folks with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!???

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
??Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
??Insurance: $ 123.25
??Car expenses: $ 100.00
??Utilities: $ 123.00
??Phone, cable, internet: $ 78.66
??Food, entertainment: $?235.00??and Clothing, & household expenses $ Paid by Wife.?
??Credit cards and other loans: $?2000.00??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$347.81

Auction yield range:	17.18% - 35.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	18y 0m
Amount delinquent:	$43,695	Revolving credit balance:	$9,787	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	crpntr2004	Borrower's state:	Indiana	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof , also finish upstairs
Purpose of loan:
This loan will be used to?
reshingle roof
My financial situation:
I am a good candidate for this loan because?
My credit is in the 700's, its not 660 like this site claims
Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 945
??Insurance: $ 400
??Car expenses: $350
??Utilities: $ 150
??Phone, cable, internet: $ 78
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1982	Debt/Income ratio:	51%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,101	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	ByeByeDebt2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used?to consolidate my debt by paying of my credit cards and my student loan.? I have a baby that will be due around April 2010 and I want to pay off all my debt to start saving for a house for my family

My financial situation:
I am a good candidate for this loan because I always pay my bills on time even though I?my debt to income ratio is higher than normal.? I make good money and by consolidating my credit cards and student loan into one payment will save me more money.

Monthly net income: $ $5,000????

Monthly expenses: $
??Housing: $ 0
??Insurance: $305
??Car expenses: $?1000
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $0
??Credit cards and other loans: $?13000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	28%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	1y 7m
Amount delinquent:	$792	Revolving credit balance:	$1,135	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	themommy08	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$4,556.57	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Buying a Car
Purpose of loan:
Buy a car to get to work.

My financial situation:
I need a new car to get from home to work.

Monthly net income: $ 2697.32

Monthly expenses: $
??Housing: $
??Insurance: $
??Car insurance: $ 156.40
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.60%	Starting borrower rate/APR:	23.60% / 25.89%	Starting monthly payment:	$585.35

Auction yield range:	17.18% - 22.60%	Estimated loss impact:	35.79%
Lender servicing fee:	1.00%	Estimated return:	-13.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1992	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,547	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	99	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	claudielg	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF AUTO LOAN/CREDIT CARDS
Purpose of loan: This loan will be used to do some debt consolidation; i.e., payoff?credit cards (about $5k),?and my car loan of $9,700.

My financial situation: I am a good candidate for this loan, because I have steady income and employment ( I also have two 401K accounts and an IRA as savings).? I have a full time job of?7 years, and a small part-time job of?5 years.? I also, just purchased my first home 5 months ago.

My credit is fair;?I had some late payments on students loans a few years ago, but I have been on time with those payments for over a year now.

Monthly net income: $ 3700.00

Monthly expenses: $???
Housing: $ 700??
Insurance: $ 120??
Car expenses: $ 357??
Utilities: $ 100??
Phone, cable, internet: $ 80?
Food, entertainment: $ 400??
Clothing, household expenses $ 250??
Credit cards and other loans: $ 300??
Other expenses: $ 200??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$392.30

Auction yield range:	3.18% - 9.90%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1984	Debt/Income ratio:	13%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	19y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,749	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FDNYkevin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	820-840 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	800-820 (Nov-2007) 840-860 (Apr-2007)
Principal balance:	$1,863.09	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Just to catch up
Purpose of loan:
This loan will be used to pay off credit cards presently one is coming up with interest that I had at zero percent. But now will go up to 14.9% and the other credit card is at 13.75%. I would rather have one lower payment here that gets taken out of checking account every month. The reason I have balances on my cards is that I made a few big purchases I ususally pay off at end of month.

My financial situation:
I am a good candidate for this loan because I have excellent credit and I dont want that ruined. I own my own house and 2 cars. Make good money, the 100k is from firefighting and that is not including my real estate where I make more. I own www.StatenIsland.com that is worth a nice amount that I keep refusing to sell, because it makes me money with the real estate and other ads I sell.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1983	Debt/Income ratio:	32%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$130	Revolving credit balance:	$12,458	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	logical-payout	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying it off
Purpose of loan: credit card debt
This loan will be used to?pay off credit card debt so i have one very affordable monthly payment and put my slipping credit rating back in good standing.?

My financial situation:
I am a good candidate for this loan because? i have a strong employment record, very secure job as a lab tech assistant/phlebotomist. i have been in this position since 12/06 after leaving previous job of 7 yrs to upgrade position. i thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1975	Debt/Income ratio:	425%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Retired
Now delinquent:	1	Total credit lines:	24	Length of status:	23y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,977	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trail3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1975	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	25y 8m
Amount delinquent:	$4,006	Revolving credit balance:	$1,338	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	PLANEMAN	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 92% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 8% )	640-660 (Jul-2009) 640-660 (Sep-2008) 640-660 (Jun-2007)
Principal balance:	$1,882.89	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
GET BACK ON TRACK
Purpose of loan:
This loan will be used to? TO BE ABLE TO ENJOY MY LIFE AND TO BE ABLE TO SHARE IT WITH MY WIFE, I WOULD LIKE TO PAY OFF A FEW BILLS AND TAKE SOME TIME TO DO THINGS WITH MY WIFE, FAMILY AND GRAND CHILDREN.? HAVING RECENTLY SURVIVED A HEART ATTACK, I KNOW THE PRECIOUS MEANING OF USING YOUR TIME WISELY.? I ENJOY MY JOB AND MY WORK.? I TAKE GREAT PRIDE?IN SEEING A JOB WELL DONE?FOR MYSELF AND MY COMPANY.? BUT, THERE IS MORE TO LIFE THAN A JOB OUTSIDE THE HOME.? TO HAVE A GOOD LIFE SHOULD INVOLVE YOUR FAMILY AND HOME.? IN ORDER TO DO THAT, ONE MUST BE AVAILABLE TO DO THAT, NOT AT WORK ALL THE TIME.? WITH MY IMPROVEMENT LOAN,?I ALSO PLAN TO HELP MY SON WHO JUST RECENTLY DIVIORCED GET BACK TO WHERE HE BELONGS AS FAR AS FINANICAL SITUATION.

My financial situation:
I am a good candidate for this loan because?? I HAVE A GOOD STEADY JOB THAT PAYS WELL.?? I HAVE WORKED HARD TO PAY DOWN MY PERSONAL DEBT AND CURRENT ON MY PAYMENTS.? I CURRENTLY HAVE A LOAN WITH PROEPER THE WILL BE PAID OFF JULY, 2010.? I AM A GOOD INVESTMENT

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 920.
??Insurance: $ 75.
??Car expenses: $ 425.
??Utilities: $ 275.
??Phone, cable, internet: $ 59.
??Food, entertainment: $ 125.
??Clothing, household expenses $ 200.
??Credit cards and other loans: $ 300.
??Other expenses: $ 250.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	38%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,434	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbeatable-return0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?i have great credit, but with all my cards raising interest rates, this is the best way to go.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$397.68

Auction yield range:	4.18% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1987	Debt/Income ratio:	24%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	20y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,225	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-showcase	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Conquering my debt
Purpose of loan:
This loan will be used to pay off a high interest credit card loan.
My financial situation:
I am a good candidate for this loan because I?budget and pay $930 a month?toward this debt (2 times the minimum required)?and am on?schedule?pay the?credit card loan within 15 months. My current interest rate with Chase is 28%. I hope to refinance through Propsper and reduce my interest expense. This is part of my debt reduction?strategy which has enabled me to reduce my revolving debt?by 12% since?January 2009.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$601.56

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1985	Debt/Income ratio:	17%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,197	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	studious-wampum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.? I have always?made my payments?timely, but my major credit card company increased my interest from under 10% to over 20% in one month.

My financial situation:
I am a good candidate for this loan because I am meticulous about paying my bills in a timely fashion, have remained gainfully employed during this tough economic downturn, have an excellent credit rating, and know how to saving money.? This new economic world order has forced my employer to cut all salaries by 7.5%, and coupled with an ex-husband who has not made payments?over the last 4 years totalling more than $25,000, I have depleted the majority of my reserves in taking care of my children, one of whom is a special needs child.?The jump in my credit card interest rate has made it extremely difficult to pay this debt down given reduced earnings from my employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.82%	Starting borrower rate/APR:	19.82% / 22.05%	Starting monthly payment:	$444.86

Auction yield range:	17.18% - 18.82%	Estimated loss impact:	26.05%
Lender servicing fee:	1.00%	Estimated return:	-7.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,999	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-sensai	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Should a lender select me as a good candidate, I will be using the money to consolidate my credit cards all into one payment and under one interest rate. Many of my credit cards are hiking up rates as high as 24%, I currently have 5 cards. Once cards are paid off - Only 1 will be kept for emergencies and all others closed.

My financial situation:
I am a good candidate for this loan because I'm a hard worker, and even in hard times when my business was not bringing in any money, I was able to forecast this issue and find a temporary job to help me make these minimum payments? At this time, I just need someone to have faith in me and help me gain control of my finances again. We both win. You gain by the interest paid to you, and I gain the control of my finances & interest rates again.

Monthly net income: $ 1,500-2,000

Monthly expenses: $
??Housing: $ 0 - living with family member at this time.
??Insurance: $ 140
??Car expenses: $ 200
??Utilities: $ 0
??Phone, cable, internet: $ 300
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 330
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$457.02

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1980	Debt/Income ratio:	30%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	45y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,463	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	PTA4U	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	780-800 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2007)
Principal balance:	$6,300.29	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off credit cards
Purpose of loan: I have been paying down a credit card and make a payment of $350 minimum each month, $100 of that goes toward interest.? My air conditioner broke this past month and I put the $6,000 on another card and their interest rate will be 13.99%.? The interest on these two cards will impair my ability to pay them off in a timely manner.

My financial situation:
I am a good candidate for this loan because?I have a current Prosper loan on which payments have been made on time.? Approximately 15 months remains on that loan.? I have been paying over $1,100 per month on debt payments and this will allow me to reduce my monthly outgoing expenses so that I may apply more toward savings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$79.26

Auction yield range:	14.18% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2005	Debt/Income ratio:	26%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,180	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bearer524	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008)
Principal balance:	$744.42	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Reqistering car/fixing brakes
Purpose of loan:
I have not paid the sales tax on my new car and it is almost time for my plates to expire. I also am having trouble with the breaks and would like to get them fixed.

My financial situation:
I work two jobs and I feel I work very hard for everything. i have also had a previous loan on here and never missed a payment or been late.

Monthly net income: $
about 1700.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 100.00
??Car expenses: $235.00 +
??Utilities: $ 0.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $?75.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 300.00 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,461	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-duty-cell	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off my Credit Cards

My financial situation:
I am a good candidate for this loan because I have a secure job with steady income and a company that pays all my expenses.

Monthly net income: $ 4,680

Monthly expenses: $
??Housing: $?700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$199.34

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	5	Length of status:	0y 8m
Amount delinquent:	$13	Revolving credit balance:	$14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	healthy-treasure	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
swiming in debt, dont want to drown
Purpose of loan:
This loan will be used to pay off the credit card debt i accumulated while injured and unemployed. i worked hard to learn and build a career that i was permently injured from and have to start over. during the time that i was unable to work i racked up debt trying to stay afloat. i have to get this under control before it ruins my life. i am 22 and have to much to work towards to be forever looking back.
My financial situation:
I am a good candidate for this loan because i want to do more with my life then just pay off debt.? I work hard and am trying to atart my oen business while i am at it.? I have never borrowed what i could not pay back and will do whatever i can to get this loan?paid back?as quick as possible. i do not pay rent or car payments so i am not likey to get behind on the payments
Monthly net income: $ 5500 ( prosper does not allow me to add my long term fiance's income) he pays both rent, carpayments and most utilities so that my paychecks can go to lowering my debt)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 18
??Car expenses: $ 75
??Utilities: $ 75
??Phone, cable, internet: $ 0
??Food, entertainment: $ 80
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 250
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$61.30

Auction yield range:	3.18% - 5.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2004	Debt/Income ratio:	2%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JJ-Loans	Borrower's state:	Illinois	Borrower's group:	Perfect Payment History Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Yeild Savings
Purpose of loan:
Think of it as a high yeild savings account for yourself.

This loan will be used to reinvest in prosper.? I've been lending now on prosper for over a year and would like to add some leverage to my prosper portfolio by borrowing and reinvesting.? I garuntee this loan will be paid and will be setting up an autopay.? I currently have several times the amount I'm asking to borrow?in cash set aside?in a checking account.? This does?not including other investments;?so?if every borrower were to default the loan would be repaid with some of this money.? I'm just testing the waters and would like to borrow a small sum to experinece the other side.

My financial situation:
I am a good candidate for this loan because I earn about $3500 a month not including a bonus that could potentially equal my salary in March.?

Expenses as budgeted in my Mint account:
Rent: 1100
Cash/Misc: 400
Food: 175
Entertainment: 150
Bills: 150
Dining: 100
Fitness: 50
Auto: 50

Savings: I get paid montly and I try to set aside 1k per month.? Lately have been adding some of this cash onto prosper since the quite period is over.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$463.75

Auction yield range:	17.18% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1988	Debt/Income ratio:	31%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,511	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wealth-sensor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 878
??Insurance: $ 117
??Car expenses: $ 311
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	21%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	51	Length of status:	24y 2m
Amount delinquent:	$4,704	Revolving credit balance:	$24,646	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dignified-principal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	8.18% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,260	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duck2006	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 600-620 (Apr-2008)
Principal balance:	$3,088.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Perfect Payment History!
Purpose of loan:
This loan will be used to cover some short term expenses. I am still a full time assistant making a pretty good salary?annually but have incurred some?one-time fees to get my real estate license (Test fee, application fee, background check, classes, association fees, mls fees, lockbox key). I have had to put these expenses on a high rate credit card. With my license my income will grow?exponentially I will also be staying in the support staff position until I am making six figures.

My financial situation:
I am a good candidate for this loan because I just bought a house and have re filed my taxes to get the $8000 first time homebuyer tax credit. I also have an sale in escrow already after just a week of having my license. Scheduled to close 10/2/09. Please also notice that I have never missed a payment on my first prosper loan or any other line of credit ever! Also please notice my spouses income. Thank you for your consideration!

Monthly net income: $ 2800
Spouse Income $2450

Monthly expenses: $ 1430
??Housing: $ 549
??Insurance: $ 100
??Car expenses: $ Paid Off
??Utilities: $?40
??Phone, cable, internet: $ 65
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?576
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$164.38

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	35.48%
Lender servicing fee:	1.00%	Estimated return:	-17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	2y 1m
Amount delinquent:	$5,702	Revolving credit balance:	$799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,343.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$148.03

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1992	Debt/Income ratio:	17%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,242	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-tremendous-p2p	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation: left with all the debt after divorce.
I am a good candidate for this loan because I have a good, stable, government job and will be able to make the monthly payments. After getting divorced, I was left with all the credit card debt we'd amassed together during the marriage. I want to use this money to pay off that debt. I like the idea that I'll be paying real people (the Prosper investors) rather than a bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2003	Debt/Income ratio:	25%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,692	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vicenarian	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	7 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,400.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008) 620-640 (Apr-2008) 600-620 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Consolidating Credit Card Debt
Purpose of loan:
I, like many others, have fallen into the trap of credit card debt. This was mostly the result of a failed entrepreneurial venture in buying and selling rare coins, the start-up costs of which I financed through debt. (I used a Prosper loan, now paid off, to initially back my venture, but unfortunately, I had to resort to credit cards for capital when my market dried up.) The business has been closed and I do not use my cards for living expenses. I am currently fully able to pay my credit card payments, but would like to consolidate the debt into one loan for simplicity and (hopefully) savings on interest. I was able to pay off some of the outstanding debt with assistance from some very nice friends, so I am asking for less than my previous withdrawn listing.

My financial situation:
I am a good candidate for this loan because I am fully able to make the monthly payments out of my current salary. I have a solid job, where I get annual raises and quarterly bonuses. My credit rating is "HR" simply due to the large amount of credit card debt. If my loan is funded, I would pay those debts and would have no additional debt outstanding. My credit record is otherwise spotless - I always make payments on time and have no delinquent or bankruptcies. I am also in school studying to be an financial consultant, so hopefully my income will increase down the road. I also have about $10,000 in my 401(k), which could be tapped for income in a time of financial crisis.

Monthly net income: $2000

Monthly expenses:
? Housing: $ 630
? Insurance: $ 90
? Car expenses: $ 100
? Utilities: $ 0 (included in rent)
? Phone, cable, internet: $ 100
? Food, entertainment: $ 300
? Clothing, household expenses $ 400
? Credit cards and other loans: $200
? Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$163.82

Auction yield range:	4.18% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	29%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$66,172	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-excellence294	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Treasures in heaven
Purpose of loan:
We have a new house and I want to put in a lawn and small patio in my backyard.

My financial situation:
I am a good candidate for this loan because I have a stable high income position with a small company in a stable and growing niche and also do referral consulting on the side for extra funds. I have debt but, I'm paying it off and it will be paid off within 3-5 years (I pay 2500 a month towards principle not including car or house). Some of my debt was acquired caring for my youngest daughter who died recently from congenital heart disease. We traveled across the country for the best care and we cherish all the moments we had with her. She will always be in our hearts and while she is in heaven now, my family and I look forward to seeing her again one day.

I prefer not to use credit cards anymore and want to use a fixed loan with a fixed payment and keep paying down my debt as fast as possible.

Budget:
Monthly Salary $13,750
My portion of house payment P&I $1261 (30 year fixed)
Car payment $715 (wife owns her car outright)
Food/Expenses $2000
Debt payments $3100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	26 / 22	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	74	Length of status:	8y 7m
Amount delinquent:	$777	Revolving credit balance:	$68,164	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tommiemcd	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	1 ( 7% )	700-720 (Apr-2009) 640-660 (May-2008) 660-680 (Feb-2008) 660-680 (Dec-2007)
Principal balance:	$4,274.34	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off debt
Purpose of loan:

We want to consolidate debt.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,995.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$431.01

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1988	Debt/Income ratio:	12%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,149	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	carpediem1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 680-700 (Nov-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay Off Credit Cards
Proceeds from this loan will be used to pay off credit card debt I incurred to take advantage of an opportunity to buy products below wholesale from a supplier going out of business.This loan will?replace that card debt.The High Bank Card utilization percentage is due to those purchases, hence the HR rating. As you can see, I have a 700+ credit score, a paid in full previous loan, and low debt to income ratio(except,of course, that card usage).I anticipate paying off this loan within?24 months or less.I have been in the chemical business for over?20 years.. and started this company 8 years ago.My site,?MROCHEM.com is doing well, along with our sales force of?6 salespeople selling to institutional, municipal & industrial accounts. The company has a D & B? paydex of 78(out of 80), and is profitable. Of course, I am personally responsible for this loan.As you can see from my previous history, I have 1 loan Paid in Full with Prosper, never late.( that loan, BTW, bought servers & software that contributed to my growth, getting my company to the next level...thank you to all those lenders for that.)As a lender myself, I know how important it is to deal with quality borrowers who make their payments on time.The 1 public record I have is for a disputed(aren't they all?) tax lien in 2001 which I settled & paid in 2003.
I am also the group leader of AAAA Fund America.
Mastercard- 7000
Visa-????????????2500

interest rates on above range from 25-29.99%,due to recent rate increases(even though I've never been late) by Chase.
I'd rather pay you.

Feel free to contact me regarding any aspect of this listing.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2004	Debt/Income ratio:	41%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,438	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-whistle	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off engagement ring and cc.
Purpose of loan:
This loan will be used to pay off mine and my wife's wedding rings and to pay off the rest of the bill for her braces. It will also give us money to buy a new bed for my quickly growing daughter who is almost too big for her toddler bed and to get a few extra necessities for our house.

My financial situation:
I am a good candidate for this loan because I can afford to make the payments and will have the loan paid off in a timely manner.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $?141.00 for auto insurance and $125.00?from every pay check for health insurance
??Car expenses: $ 260.00
??Utilities: $ 150.00?
??Phone, cable, internet: $?150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?75.00
??Credit cards and other loans: $ 241.00
??Other expenses: $ 50.00
Information in the Description is not verified.